As filed with the Securities and Exchange Commission on November ___, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2015
Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)
The patient investor

ANNUAL REPORT: 09/30/15
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 09/30/15

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	– 14.62	– 3.40	+ 14.15	+ 11.59	+ 5.65	+ 10.23	+ 11.04
Ariel Fund–Institutional Class	– 14.56	– 3.11	+ 14.51	+ 11.86	+ 5.77	+ 10.30	+ 11.09
Russell 2500TM Value Index	– 9.58	– 2.44	+ 11.00	+ 11.49	+ 6.31	+ 10.19	+ 10.97
Russell 2000® Value Index	– 10.73	– 1.60	+ 9.18	+ 10.17	+ 5.35	+ 9.26	+ 10.18
S&P 500® Index	– 6.44	– 0.61	+ 12.40	+ 13.34	+ 6.80	+ 8.14	+ 9.86
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	– 13.57	– 3.89	+ 13.15	+ 11.92	+ 7.22	+ 10.82	+ 10.58
Ariel Appreciation Fund–Institutional Class	– 13.49	– 3.55	+ 13.53	+ 12.18	+ 7.34	+ 10.88	+ 10.63
Russell Midcap® Value Index	– 8.04	– 2.07	+ 13.69	+ 13.15	+ 7.42	+ 10.66	+ 11.27
Russell Midcap® Index	– 8.01	– 0.25	+ 13.91	+ 13.40	+ 7.87	+ 10.20	+ 11.08
S&P 500® Index	– 6.44	– 0.61	+ 12.40	+ 13.34	+ 6.80	+ 8.14	+ 9.11
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	– 14.41	– 13.98	+ 8.32	+ 8.14	+ 3.81	–	+ 3.94
Ariel Focus Fund–Institutional Class	– 14.34	– 13.77	+ 8.61	+ 8.35	+ 3.91	–	+ 4.04
Russell 1000® Value Index	– 8.40	– 4.42	+ 11.59	+ 12.29	+ 5.71	–	+ 5.96
S&P 500® Index	– 6.44	– 0.61	+ 12.40	+ 13.34	+ 6.80	–	+ 7.00
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	– 19.52	– 17.69	– 3.11	–	–	–	– 0.72
Ariel Discovery Fund–Institutional Class	– 19.49	– 17.53	– 2.86	–	–	–	– 0.50
Russell 2000® Value Index	– 10.73	– 1.60	+ 9.18	–	–	–	+ 7.58
S&P 500® Index	– 6.44	– 0.61	+ 12.40	–	–	–	+ 11.33
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	– 6.10	– 1.79	+ 9.80	–	–	–	+ 7.10
Ariel International Fund–Institutional Class	– 6.05	– 1.48	+ 10.10	–	–	–	+ 7.36
MSCI EAFE® Index (net)	– 10.23	– 8.66	+ 5.63	–	–	–	+ 7.19
MSCI ACWI ex-US Index (net)	– 12.17	– 12.16	+ 2.34	–	–	–	+ 4.58
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	– 7.48	– 5.15	+ 10.54	–	–	–	+ 8.39
Ariel Global Fund–Institutional Class	– 7.38	– 4.88	+ 10.84	–	–	–	+ 8.69
MSCI ACWISM Index (net)	– 9.45	– 6.66	+ 6.95	–	–	–	+ 8.98

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 72. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Ariel CIO, International & Global Equities, Rupal J. Bhansali

was featured in the fall issue of Morningstar Magazine. In the article, “Ariel Goes Abroad,” Rupal discusses how she and her team uncover stocks trading at deep discounts to their intrinsic values — stocks that are often mispriced when investors are scared off by bad news. We have included a copy of this article with your annual report and posted it on our award-winning website, arielinvestments.com. Turn to page 20 to read Rupal’s most recent market commentary and learn more about the 5-star Overall Morningstar RatingTM for Ariel International Fund and Ariel Global Fund.

Ariel brings you…

Khoa X. Ho Vice President, Investor Services

It’s easier than ever to connect with Ariel. Any device. Any time. Anywhere. We’re bringing you exciting new online services and improvements.

Arielinvestments.com on the go: Now optimized for mobile devices, our website provides access to fund information, documents, commentary, and news, easily viewed on your computer, tablet or phone.

Shareholder services on the go: Manage your account from anywhere with our upcoming mobile-friendly shareholder account area. Features will include new services, charts and an updated design.

Stay connected on the go: Look for Ariel soon on LinkedIn, Twitter, Google+, YouTube, and Instagram to stay up-to-date with our latest market insights and analysis, performance updates, mutual fund news, and more.

At Ariel, we are working hard on your behalf and welcome you feedback as we introduce new services to you. Visit our award-winning website at arielinvestments.com or call our team today at 800.292.7435.

Past performance does not guarantee future results. Ariel International Fund’s Overall Morningstar RatingTM is five stars (for both the Investor and Institutional Classes) among 286 Foreign Large Value Funds for the period ended 10/31/15 and is derived only from the three-year rating of five stars among the 286 funds in the category. Ariel Global Fund’s Overall Morningstar RatingTM is five stars (for both the Investor and Institutional Classes) among 1,024 World Stock Funds for the period ended 10/31/15 and is derived only from the three-year rating of five stars among the 1,024 funds in the category. The inception date for both Funds is 12/30/11 and therefore they do not yet have performance or ratings for the five- and ten-year periods.
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. These ratings change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. ©2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2	ARIELINVESTMENTS.COM

INDUSTRIAL REVOLUTION

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

In what was “the worst quarter for many major markets since 2011,”1 the smaller companies comprising Ariel Fund dropped -14.62% for the three months ended September 30, 2015—underperforming the Russell 2500 Value Index’s -9.58% fall as well as the Russell 2000 Value Index’s -10.73% decline. The story for Ariel Appreciation Fund is eerily similar, with the portfolio having returned -13.57% during the quarter versus -8.04% for the Russell Midcap Value Index and -8.01% for the Russell Midcap Index. During the same three-month period, the broad market as measured by the S&P 500 Index gave back -6.44%. While losses are always painful, the U.S. experience was relatively tame: “China’s Shanghai composite index, which was Ground Zero for the global market selloff, plunged -29% in the third quarter.”2

After a 1,326-day bull market rally without the normal 10% correction one would expect from time-to-time, “[t]he losses over the past three months dragged major U.S. stock indexes solidly into negative territory for the year.”3 The damage was swift. Ariel Fund posted a -10.99% nine-month return versus -8.04% for the Russell 2500 Value Index and -10.06% for the Russell 2000 Value Index. Ariel Appreciation Fund dropped -10.50% compared to -7.66% for the Russell Midcap Value Index and -5.84% for the Russell Midcap Index. Meanwhile, the S&P 500 Index ended September 30th down -5.29% year-to-date. Even though the decline counts only as a correction, the undercurrents of a bear market were lurking. More specifically, according to USA Today, “253 stocks, or more than half of the companies in the S&P 500, were down more than 20% from their highs…That means that half of the index components are already in bear-market territory.”4

INDUSTRIAL REVOLUTION

While the market’s carnage was somewhat indiscriminate, the one area across all of our traditional value mutual funds that has been particularly weak this year—with the most damage having been done in the third quarter—has been some select industrial companies in the producer durables sector. More specifically, our two worst performers both for the quarter and the year in Ariel Fund were Blount Intl, Inc. (BLT) and Bristow Group Inc. (BRS). Similarly, our two worst performers for the quarter as well as the year in Ariel Appreciation Fund were Bristow and Kennametal Inc. (KMT). In all three instances, we believe the market substantially overreacted to short-term challenges and thereby created a rare buying opportunity.

800.292.7435	3

“One area across all of our traditional value portfolios that has been particularly weak this year has been some select industrial companies in the producer durables sector.”

Take helicopter services provider Bristow, for instance. In addition to transporting oil workers to offshore rigs, the company conducts search and rescue missions for entities as large as the United Kingdom’s government. Given the oil and gas connection, some investors are quick to sell when commodity prices decline. As a result, the stock’s quarter-end free fall drove a nearly -60% loss in value year-to-date. And yet, we find it curious that the oil services index has only declined -16% for the same nine-month period. This dichotomy is perplexing since Bristow is more differentiated and has much better contract structures—most of the company’s operating income comes from a monthly “standing charge” whereby helicopters must be at the ready in the event of trouble. Not to mention, the company is generating profits in a brutal environment where many oil service companies are losing money. Finally, its shares trade at just 7x forward earnings, and the whole company is now worth less than the fair market value of all of its helicopters minus its debt.

The bears argue Bristow has missed earnings four quarters in a row, and the stock has traded down on fears the company may have to raise equity to shore up the additional $113 million required by its UK search and rescue business. In our view, Bristow is more likely to borrow the money. Against this backdrop, a crippled #2 competitor and a falling stock price, our conviction in the name has only increased as has our share ownership during the period. It is worth noting, our courage to buy nearly 2 million shares during its downturn has already been rewarded. As we write—by the close on October 20th—Bristow’s shares are up +39.53% quarter-to-date.

Blount is another contrarian pick whose stock price has been ravaged this year. The looming bear story surrounds the company’s largest customer, Husqvarna. In February 2013, the Swedish-based maker of chain saws, lawn mowers and other power cutting equipment informed Blount of its decision to manufacture its own chains instead of purchasing them. Husqvarna represents 8% of Blount’s total revenues—4% of that is tied to chains. And yet, when the news hit that a major customer would at some point become a competitor, Blount shares traded down -18% in a single day. In our view, the risk a start-up would suddenly become a formidable contender to a long-standing top tier manufacturer seems improbable but still casts a pall over the stock two years later. Beyond the Husqvarna threat, the surging U.S. dollar has put Blount at a competitive disadvantage versus its foreign peers this year. As the dollar gets stronger, Blount’s chains cost more in foreign currencies while the prices of chains made by its non-U.S. competitors remain unchanged. To counteract this dynamic, Blount is deliberately sacrificing near-term profits by lowering prices in international markets to maintain market share. This move makes sense to us and should reverse itself as currencies find their equilibrium over the long term.

“We believe the market substantially overreacted to short-term challenges and thereby created a rare buying opportunity.”

In this same vein, after falling -26.58% last quarter and -29.32% this year, specialized tool manufacturer Kennametal is another diamond in the rough in our view. The company is a classic Ariel stock since its consumable product offerings must be repurchased again and again by its end users. More specifically, its light industrial drills, bits and other specialized parts need to be replaced every time a client tears up an asphalt road or bores a mine. Doubters are concerned about Kennametal’s tangential relation to the decimated mining and energy sectors. And yet, we take a different view. Near-term depressed earnings aside, we strongly believe Kennametal has a fantastic business. The company is an industry leader sharing the majority of market share with Sweden’s Sandvik and Warren Buffett’s Israel-domiciled, Iscar—both disciplined and rational competitors. Even with gale-force cyclical headwinds, Kennametal is still solidly profitable and generating excess cash. With its new management team appropriately focused on taking costs out of a bloated manufacturing base, we see long-term upside for this niche player.

4	ARIELINVESTMENTS.COM

As patient investors, we are not expecting Bristow, Blount or Kennametal to be overnight successes. Moreover, as in times past, when unexpected market shocks have occurred, we have seized the opportunity to reposition our portfolios to boldly take advantage of the bargains at hand. In that vein, the aforementioned companies represent three of our highest conviction names—companies we see as positioned well to recover in the long term.

PORTFOLIO COMINGS AND GOINGS

During the quarter, we started to build a stake in diversified media company Media General Inc. (MEG) in Ariel Fund after its share price dropped precipitously in reaction to its proposed acquisition of long-time Ariel favorite Meredith Corp. (MDP). Conversely, we eliminated our position in Idex Corp. (IEX) to pursue more compelling opportunities. Lastly, we did not eliminate any stocks in Ariel Appreciation Fund during the quarter but we began buying shares of auto insurer Progressive Corp. (PGR) while investors are skeptical of the company’s growth potential and margin sustainability.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

TURTLE TIME WITH TIM FIDLER

Have an investment question for your mid cap value co-portfolio manager? Want to learn more about the stocks in Ariel Appreciation Fund or how Tim finds new stock ideas? Visit arielinvestments.com/turtle-time by December 17, 2014 to submit your investment questions. Look for Tim’s answers on arielinvestments.com—we will post them by January 5, 2015.

2015 DISTRIBUTIONS
Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 19, 2015 to shareholders of record as of Wednesday, November 18, 2015. Estimates of these distributions are as of October 19, 2015, and are shown in the table below:

Capital gains estimates*

	Short-term	Long-term	Total
	gain/share	gain/share	gain/share
Ariel Fund	$0.00	$9.22	$9.22
Ariel Appreciation Fund	$0.29	$4.61	$4.90

*	Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Wednesday, December 30, 2015, to shareholders of record as of Tuesday, December 29, 2015. Income distribution estimates will be available on arielinvestments.com the first week of December.

1  Corrie Driebusch, “Global Stocks Rebound at End of Bruising Quarter,”
The Wall Street Journal, October 1, 2015, C4.
2  Adam Shell, “5 ugly facts about Wall Street’s worst quarter since 2011,” USA Today, October 1, 2015, B1.
3  Driebusch, C4.
4  Shell, B1.

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Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

Based on the past year’s returns, it appears the U.S. equity market was basically flat despite a falling global equity market. For the 12 months ended September 30, 2015,  the U.S. large-cap S&P 500 Index slipped -0.61% while the U.S. small-cap Russell 2000 Index edged up +1.25%. Meanwhile, the international developed market MSCI EAFE Index dove -8.66%. There was, however, heavy damage  in the third quarter of 2015: the S&P 500 lost -6.44%,  the Russell 2000 fell -11.92%, and the MSCI EAFE  shed -10.23%.

There was significant narrative fuel for the recent fire: worries that a slowing Chinese economy would spur a global economic slowdown; hand-wringing over the timing of the U.S. Federal Reserve’s likely interest rate increases; and fretting over falling commodity prices. The commodity collapse has likely been the biggest issue. Commodities are volatile and largely unpredictable, so they are sensitive to small shifts in sentiment. Recently sentiment has changed markedly: besides China’s slowdown, we have the fracking boom and controversy in the United States and the concentration of natural resources in politically unstable areas. Our view is that a mix of these negative issues drove the summer sell-off.

We do not share the pessimism that has sidelined many investors. Investing in the stock market is a long-term, rational exercise. The market is therefore very efficient, making wildly expensive or dirt cheap prices rather rare. We think stocks had been pricey earlier this year and, as a result of the recent correction, closer to fair value now. Plus, given the volatility and resulting price dislocations, our view is that more bargains exist. We have not made radical shifts to the portfolio—that is not our style. Rather, we have attempted to locate individual securities that have become cheap relative to our estimates of their intrinsic values.

INSIDE OUR RESULTS

Ariel Fund’s -3.40% return lagged the primary benchmark Russell 2500 Value Index’s -2.44% fall as well as the Russell 2000 Value Index’s -1.60% drop over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was consumer discretionary stocks, while producer durables proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Hospira, Inc. (HSP) and First American Financial Corp. (FAF). Diversified health-care company Hospira, Inc. leapt +72.88% overall on the good news of its acquisition. In early February, Hospira entered into a definitive merger agreement with Pfizer Inc. (PFE) for $90 per share in cash—a total enterprise value of roughly $17 billion. Mortgage insurer First American Financial Corp. surged +48.17% due to its fundamental business strength. Its earnings reports throughout the period were solid, with its most recent report being $0.83 per share in operating earnings, which smashed the $0.67 consensus estimate. We continue to think the company is in very good shape in a soft but improving housing market and can do even better if housing fully recovers.

The bottom performing stocks for the trailing year were Contango Oil & Gas Co. (MCF) and Bristow Group Inc. (BRS). In the first half of 2015 especially, natural gas and oil producer Contango declined sharply along with falling oil prices amidst weak results. All told, the stock fell -77.14% over the 12-month period. We think short-term issues have caused the market to deeply undervalue this franchise. Helicopter services specialist Bristow Group descended -60.09% amid earnings misses, falling oil prices, and a generally turbulent environment. As oil prices plummeted, Bristow’s customers scaled back—especially in the North Sea. Most recently, in the third quarter earnings were therefore only $0.56 per share, well below the $0.91 estimate and management lowered guidance. We continue to believe in the company’s business model, management team and long-term position.

6	ARIELINVESTMENTS.COM

Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or  less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

Based on the past year’s returns, it appears the U.S. equity market was basically flat despite a falling global equity market. For the 12 months ended September 30, 2015, the U.S. large-cap S&P 500 Index slipped -0.61% while the U.S. small-cap Russell 2000 Index edged up +1.25%. Meanwhile, the international developed market MSCI EAFE Index dove -8.66%. There was, however, heavy damage in the third quarter of 2015: the S&P 500 lost -6.44%, the Russell 2000 fell -11.92%, and the MSCI EAFE shed -10.23%.

There was significant narrative fuel for the recent fire: worries that a slowing Chinese economy would spur a global economic slowdown; hand-wringing over the timing of the U.S. Federal Reserve’s likely interest rate increases; and fretting over falling commodity prices. The commodity collapse has likely been the biggest issue. Commodities are volatile and largely unpredictable, so they are sensitive to small shifts in sentiment. Recently sentiment has changed markedly: besides China’s slowdown, we have the fracking boom and controversy in the United States and the concentration of natural resources in politically unstable areas. Our view is that a mix of these negative issues drove the summer sell-off.

We do not share the pessimism that has sidelined many investors. Investing in the stock market is a long-term, rational exercise. The market is therefore very efficient, making wildly expensive or dirt cheap prices rather rare. We think stocks had been pricey earlier this year and, as a result of the recent correction, closer to fair value now. Plus, given the volatility and resulting price dislocations, our view is that more bargains exist. We have not made radical shifts to the portfolio—that is not our style. Rather, we have attempted to locate individual securities that have become cheap relative to our estimates of their intrinsic values.

INSIDE OUR RESULTS

Ariel Appreciation Fund’s -3.89% return lagged the primary benchmark Russell Midcap Value Index’s -2.07% fall as well as the Russell Midcap Index’s -0.25% drop over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was energy stocks, while producer durables proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were First American Financial Corp. (FAF) and Hospira, Inc. (HSP). Mortgage insurer First American Financial Corp. surged +48.17% due to its fundamental business strength. Its earnings reports throughout the period were solid, with its most recent report being $0.83 per share in operating earnings, which smashed the $0.67 consensus estimate. We think the company is in good shape and can do even better if housing fully recovers. Diversified health-care company Hospira, Inc. leapt +72.88% overall on the good news of its acquisition. In early February, Hospira entered into a definitive merger agreement with Pfizer Inc. (PFE) for $90 per share in cash—a total enterprise value of roughly $17 billion.

The bottom performing stocks for the trailing year were Bristow Group Inc. (BRS) and Kennametal Inc. (KMT). Helicopter services specialist Bristow Group descended -60.09% amid earnings misses, falling oil prices, and a generally turbulent environment. As oil prices plummeted, Bristow’s customers scaled back—especially in the North Sea. Most recently, in the third quarter earnings were therefore only $0.56 per share, well below the $0.91 estimate and management lowered guidance. We believe in the company’s business model, management team and long-term position. Tool and coating maker Kennametal Inc. dropped -38.48%, mainly due to weakness in orders. End-market demand was low for much of the year, and energy-related customers—a small part of the overall base—have shown light demand. We think the company will work its way through the challenges, and believe the market is overlooking the company’s strong positioning in its niche.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index
Consumer discretionary	33.60	10.15	10.78	14.43
Financial services	27.52	40.84	43.86	18.59
Producer durables	17.19	12.72	12.33	10.33
Health care	8.59	4.52	4.25	14.61
Materials & processing	4.82	6.18	4.07	3.17
Consumer staples	4.33	2.34	2.82	8.84
Technology	3.22	7.97	9.69	17.51
Energy	0.73	5.48	3.79	6.95
Utilities	0.00	9.80	8.41	5.57
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) of 09/30/15

Since
	Quarter	1-year	3-year	5-year	10-year	inception
Ariel Fund–Investor Class	– 14.62	–3.40	+ 14.15	+ 11.59	+ 5.65	+ 11.04
Ariel Fund–Institutional Class+	– 14.56	– 3.11	+ 14.51	+ 11.86	+ 5.77	+ 11.09
Russell 2500TM Value Index	– 9.58	– 2.44	+ 11.00	+ 11.49	+ 6.31	+ 10.97
Russell 2000® Value Index	– 10.73	– 1.60	+ 9.18	+ 10.17	+ 5.35	+ 10.18
S&P 500® Index	– 6.44	– 0.61	+ 12.40	+ 13.34	+ 6.80	+ 9.86
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/15)
Investor Class	1.02%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	Lazard Ltd	4.7
2.	J.M. Smucker Co.	4.3
3.	First American Financial Corp.	4.0
4.	TEGNA, Inc.	4.0
5.	Interpublic Group of Cos., Inc.	3.9
6.	International Speedway Corp.	3.9
7.	Kennametal Inc.	3.7
8.	KKR & Co. L.P.	3.7
9.	Royal Caribbean Cruises Ltd.	3.6
10.	Newell Rubbermaid Inc.	3.3

+  The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
    As of September 30, 2014, Ariel Fund’s Investor Class and Institutional Class had annual net expense ratios of 1.03% and 0.72%, respectively.
    Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
    See index descriptions on page 72.

8	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr. Co-portfolio manager	Timothy R. Fidler, cfa Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	32.14	34.57	25.21	18.59
Consumer discretionary	25.58	9.21	17.94	14.43
Producer durables	18.65	8.90	11.72	10.33
Health care	14.39	6.03	9.17	14.61
Consumer staples	4.31	3.82	5.90	8.84
Technology	2.66	8.30	11.67	17.51
Energy	2.27	9.04	5.00	6.95
Materials & processing	0.00	6.81	6.58	3.17
Utilities	0.00	13.31	6.80	5.57
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/15

	Quarter		1-year	3-year	5-year	10-year		Since inception
Ariel Appreciation Fund–Investor Class	–	13.57	– 3.89	+ 13.15	+ 11.92	+	7.22	+ 10.58
Ariel Appreciation Fund–Institutional Class+	–	13.49	– 3.55	+ 13.53	+ 12.18	+	7.34	+ 10.63
Russell Midcap® Value Index	–	8.04	– 2.07	+ 13.69	+ 13.15	+	7.42	+ 11.27
Russell Midcap® Index	–	8.01	– 0.25	+ 13.91	+ 13.40	+	7.87	+ 11.08
S&P 500® Index	–	6.44	– 0.61	+ 12.40	+ 13.34	+	6.80	+ 9.11
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)
Expense ratio (as of 09/30/15)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	4.8
2.	AFLAC Inc.	4.5
3.	J.M. Smucker Co.	4.3
4.	First American Financial Corp.	4.2
5.	Kennametal Inc.	4.1
6.	Western Union Co.	4.1
7.	Zimmer Biomet Holdings, Inc.	4.0
8.	Northern Trust Corp.	4.0
9.	Interpublic Group of Cos., Inc.	3.7
10.	Omnicom Group Inc.	3.4

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
As of September 30, 2014, Ariel Appreciation Fund’s Investor Class and Institutional Class had annual net expense ratios of 1.12% and 0.79%, respectively.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 72.

800.292.7435	9

THE MYTH OF THE STRONG DOLLAR

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund had a difficult third quarter, declining -14.41% compared to a -8.40% decline in the Russell 1000 Value Index and a -6.44% decline in the S&P 500 Index. Falling oil and commodity prices combined with market concerns around a global economic slowdown weighed on our energy, materials and producer durables holdings. Without trying to minimize our challenging third quarter performance, we are seeing some indications of a recovery in these companies as we write.

THE MYTH OF THE STRONG DOLLAR

You have probably heard a lot about the strong dollar in recent months. A Google search of the phrase “effects of the strong dollar” produces millions of results. You may even have heard the dollar has appreciated in value over the last year. This overwhelming consensus around the strength of the dollar is based on its relative value compared to other currencies such as the Euro or Russian Ruble. One dollar does indeed purchase more Russian Rubles today than it could a year ago. But is that the correct test for the value of the dollar—for you? When you seek to earn dollars in your salary or to be paid dollars in interest payments on your bonds, are you looking to use those dollars to purchase Euros or Rubles? The vast majority of Americans, and hence American investors, are looking to receive U.S. greenbacks so they can pay for things such as college tuition, rent, doctor bills, and so forth. And on this “purchasing power” basis, a dollar is worth LESS today than a year ago. The same dollar purchases about 4% fewer days of college tuition today than it did a year ago. It purchases about 3% fewer days in a hospital. It purchases about 4% fewer months in a rental apartment. The Core Consumer Price Index data released on October 15th showed that one dollar purchased 1.9% less than it did a year ago (excluding the volatile food and energy categories). By the only measure that really counts, i.e. the ability to purchase goods and services, the dollar is weaker, not stronger than it was a year ago.

Why does this matter? Because, in my opinion, the market has been focusing on the strength of the dollar relative to other currencies rather than on its absolute decline in purchasing power. As a result, financial securities benefitting from a weak dollar have become better opportunities than securities benefitting from a strong dollar. Long-term bonds, whose future coupon payments are worth less if future dollars lose purchasing power, have performed very well over a number of years. In my view, I think their returns have been too strong—meaning bond prices are much higher than they should be. On the other hand, securities that should retain their economic value in an inflationary environment, such as materials and energy companies, have performed poorly. The price of materials and energy stocks should outperform as the purchasing power of the dollar weakens, because the real economic value of their assets will be unaffected by changes in the currency. A thousand cubic feet of natural gas will heat the same number of homes no matter how much the dollar depreciates.

10	ARIELINVESTMENTS.COM

We are now in a period when powerful forces should work to further weaken the purchasing power of the dollar and fiat currencies in general. The Federal Reserve is openly promoting its intentions to engage in monetary policies in order to increase inflation. Countries around the world are actively and publicly competing to devalue their currencies to increase exports. These same countries incurred substantial national debts during the financial crisis, the real economic value of which would decline with faster currency devaluations. The market is currently placing premium valuations on financial assets which perform well in periods of strong currencies. I think this will change in the future as the purchasing power of all fiat currencies declines at an increasing rate.

In the third quarter most of our holdings involved in production of materials, metals or natural resources declined sharply. Materials and processing companies Mosaic Co. (MOS) and Barrick Gold Corp. (ABX) declined -33.13% and -40.16%, respectively. Prices of agricultural commodities such as corn and wheat have dropped more than -50% from their highs in recent years. A bushel of corn, which traded for over $8.00 in 2012, now sells for less than $3.75. As a result, investors are forecasting reduced demand for Mosaic’s fertilizers, potash and phosphates. I acknowledge short-term fertilizer demand may be soft but am highly confident increasing global populations will result in increased food and fertilizer consumption five and ten years from now. The management and board of directors of Mosaic, which was previously owned by privately-held Cargill, Inc., are experienced at dealing with the cyclical nature of the industry. Its low-cost position and strong balance sheet should help Mosaic weather this downturn. We added to our Mosaic position in the past three months.

As its name suggests, Barrick Gold is best known for its gold production. A series of acquisitions, however, have increased the company’s copper mining business. Copper has been a critical component in manufacturing since the dawning of the Bronze Age 5000 years ago. Copper’s special properties—including its ability to be shaped and molded as well as to conduct electricity and heat—make it vital to construction and electronics. Just as I am highly confident demand for fertilizer will grow over time, I am confident more buildings will be built and more electronic devices will be purchased ten years from now than this year. Over the past five years, China has imported a huge amount of copper to use in many phases of construction, from plumbing to telecommunications cabling. Copper prices peaked in 2011 at more than $4.50 per pound but declined to less than $2.50 in the third quarter because of declining growth rates in China. We have added to our Barrick Gold position in the last three months.

“The market has been focusing on the strength of the dollar relative to other currencies rather than on its absolute decline in purchasing power.”

We have written extensively regarding energy in past letters. Our energy holdings again performed poorly in the third quarter. Chesapeake Energy Corp. (CHK), Apache Corp. (APA) and National Oilwell Varco (NOV) fell -34.38%, -31.70% and -21.09%, respectively. West Texas Intermediate crude oil declined from approximately $60 per barrel to approximately $45 per barrel. Natural gas prices also dropped from over $2.70 per MCF at the beginning of the quarter to less than $2.50 per MCF at the end of the quarter. The investment in these stocks, like the investment in fertilizer and materials companies, is predicated on long-term global demand growth combined with low-cost production. While I remain confident in the long-term energy thesis, particularly around natural gas, there is no denying the short-term pain has been more than I, or industry participants, expected. I retain my conviction around National Oilwell Varco and Apache. Both have strong balance sheets and are well-positioned for business growth when energy prices recover. Chesapeake Energy, however, has a highly leveraged balance sheet with debt borrowed to secure drilling rights when energy prices were substantially higher. As such, Chesapeake needs energy prices to recover or it could trigger financial covenants in its borrowing agreements. We are watching the stock and the company very closely.

800.292.7435	11

We continue to hold these materials and energy companies despite their weak stock performance because of their value. Four of the five stocks mentioned above are trading at a discount to book value. National Oilwell Varco finished the quarter trading at 77% of book. Apache traded at 95% of book. Chesapeake traded at 82% of book, and Barrick Gold at 73% of book. Only Mosaic ended the quarter at a very modest premium to book. One of the most consistent findings in academic finance is the positive relationship between assets over price (the inverse of price-to-book) and future stock performance. In some businesses, book value does not mean much. A food company can trade at a huge premium to book because its largest asset, its brand, is not on the balance sheet.

For natural resource companies, however, price-to-book is particularly important. The value in a materials or energy company exists overwhelmingly in its hard assets—such as its commodities, resources, mines, drilling rigs, and other equipment. These companies invest real dollars to secure these assets. Fundamentally, companies in these industries will reduce activity, capital expenditures and production until they can earn at least a market rate of return on their capital invested. We are already seeing this process play out as oil exploration companies reduce their rig counts and mining companies temporarily shut down less efficient mines.

PORTFOLIO COMINGS & GOINGS

During the quarter, we purchased Progressive Corp. (PGR) in Ariel Focus Fund. Progressive is the fourth-largest auto insurer by market share in the U.S. Investors are skeptical of the company’s growth potential and margin sustainability (given intense competition, a recent move into homeowners and rising frequency losses). We, however, see this as an opportunity for long-term investors to own a rare example of a differentiated insurer, well-positioned to benefit from continued share gains, direct channel efficiencies and eventually, rising interest rates. We eliminated two health care names—Bio-Rad Laboratories, Inc. (BIO) and CVS Health Corp. (CVS)—as they both approached our estimate of their intrinsic value.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Charles K. Bobrinskoy
Portfolio manager

TURTLE TIME WITH CHARLIE BOBRINSKOY

“Ariel Focus Fund is an all-cap fund. We can invest anywhere, from the smallest to the largest companies. Because small-cap stocks have outperformed large-cap stocks going into this year, we were finding most of our opportunities in larger companies. It is nice to have the flexibility to “go anywhere.”“

–	Charles K. Bobrinskoy
Vice Chairman, Head of Investment Group

Portfolio manager Charlie Bobrinskoy answers your questions in the latest edition of Turtle Time. We invite you to read the in-depth interview on arielinvestments.com/turtle-time-charlie.

2015 DISTRIBUTIONS
Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 19, 2015 to shareholders of record as of Wednesday, November 18, 2015. Estimates of these distributions are as of October 19, 2015, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share
Ariel Focus Fund	$0.04	$1.28	$1.32

* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Wednesday, December 30, 2015, to shareholders of record as of Tuesday, December 29, 2015. Income distribution estimates will be available on arielinvestments.com the first week of December.

Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

12	ARIELINVESTMENTS.COM

Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

Based on the past year’s returns, it appears the U.S. equity market was basically flat despite a falling global equity market. For the 12 months ended September 30, 2015, the U.S. large-cap S&P 500 Index slipped -0.61% while the U.S. small-cap Russell 2000 Index edged up +1.25%. Meanwhile, the international developed market MSCI EAFE Index dove -8.66%. There was, however, heavy damage in the third quarter of 2015: the S&P 500 lost -6.44%, the Russell 2000 fell -11.92%, and the MSCI EAFE shed -10.23%.

There was significant narrative fuel for the recent fire: worries that a slowing Chinese economy would spur a global economic slowdown; hand-wringing over the timing of the U.S. Federal Reserve’s likely interest rate increases; and fretting over falling commodity prices. The commodity collapse has likely been the biggest issue. Commodities are volatile and largely unpredictable, so they are sensitive to small shifts in sentiment. Recently sentiment has changed markedly: besides China’s slowdown, we have the fracking boom and controversy in the United States and the concentration of natural resources in politically unstable areas. Our view is that a mix of these negative issues drove the summer sell-off.

We do not share the pessimism that has sidelined many investors. Investing in the stock market is a long-term, rational exercise. The market is therefore very efficient, making wildly expensive or dirt cheap prices rather rare. We think stocks had been pricey earlier this year and, as a result of the recent correction, closer to fair value now. Plus, given the volatility and resulting price dislocations, our view is that more bargains exist. We have not made radical shifts to the portfolio—that is not our style. Rather, we have attempted to locate individual securities that have become cheap relative to our estimates of their intrinsic values.

INSIDE OUR RESULTS

Ariel Focus Fund’s -13.98% return lagged the primary benchmark Russell 1000 Value Index’s -4.42% fall as well as the S&P 500 Index’s -0.61% drop over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was producer durables, while energy stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were CVS Health Corp. (CVS) and Lockheed Martin Corp. (LMT). Nationwide drugstore operator and pharmacy benefit manager CVS Health performed very well in the fourth quarter of 2014 and was buoyant in 2015 before we liquidated the position in July. In late 2014 it beat earnings expectations through strong revenue growth and operating margin expansion. Its earnings again beat analysts’ forecasts in early 2015, and since then it has held its own on a fundamental basis: its shares were up +22.87% from October 1, 2014 through our sale on July 15, 2015. Defense, security and aeronautics giant Lockheed Martin Corp. performed especially well in the third quarter of 2015 after trouncing Wall Street expectations. Its quarterly earnings were $2.94, well above the consensus of $2.66. In addition, the company raised its full-year guidance and announced the acquisition of Sikorsky (an aircraft maker known chiefly for helicopters) from United Technologies Corporation (UTX). We view Lockheed, whose shares gained +16.93% for the 1-year period, as best-in-class in an underappreciated industry.

The bottom performing stocks for the trailing year were National Oilwell Varco (NOV) and Chesapeake Energy Corp. (CHK). Falling oil and other natural resource prices have sent many energy stocks down hard the past 12 months, including National Oilwell Varco, which has lost -48.66%, and Chesapeake Energy, which is down -67.62%. We think the sell-off is short-sighted, and although both firms have indeed had short-term issues, we think long-term they are strong businesses with competitive advantages.

800.292.7435	13

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	22.25	30.59	18.59
Health care	17.10	11.58	14.61
Technology	16.79	10.81	17.51
Producer durables	15.31	9.67	10.33
Energy	12.04	12.93	6.95
Consumer discretionary	11.00	6.57	14.43
Materials & processing	5.51	3.20	3.17
Consumer staples	0.00	5.84	8.84
Utilities	0.00	8.81	5.57
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/15
	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	– 14.41	– 13.98	+ 8.32	+ 8.14	+ 3.81	+ 3.94
Ariel Focus Fund–Institutional Class +	– 14.34	– 13.77	+ 8.61	+ 8.35	+ 3.91	+ 4.04
Russell 1000® Value Index	– 8.40	– 4.42	+ 11.59	+ 12.29	+ 5.71	+ 5.96
S&P 500® Index	– 6.44	– 0.61	+ 12.40	+ 13.34	+ 6.80	+ 7.00
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/15) 1	Net	Gross
Investor Class	1.00%	1.37%
Institutional Class	0.75%	1.07%

Top ten equity holdings (% of net assets)
1.	Lockheed Martin Corp.	6.1
2.	Stanley Black & Decker, Inc.	6.0
3.	Western Union Co.	5.8
4.	Oracle Corp.	5.4
5.	International Business Machines Corp.	5.4
6.	National Oilwell Varco	4.4
7.	Newell Rubbermaid Inc.	4.3
8.	Exxon Mobil Corp.	4.2
9.	Laboratory Corp. of America Holdings	4.1
10.	Goldman Sachs Group, Inc.	3.9

+
 The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
 As of September 30, 2014, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.08% and a gross expense ratio of 1.40%. As of September 30, 2014, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.83% and a gross expense ratio of 1.06%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 72.

14	ARIELINVESTMENTS.COM

FILTHY CHEAP STOCKS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns (%) as of 09/30/15
	Quarter	YTD	1-year	3-year	Since inception*
Ariel Discovery Fund	– 19.52	– 24.44	– 17.69	– 3.11	– 0.72
Russell 2000® Value Index	– 10.73	– 10.06	– 1.60	+ 9.18	+ 7.58
S&P 500® Index	– 6.44	– 5.29	– 0.61	+ 12.40	+ 11.33
* The inception date for Ariel Discovery Fund is 01/31/11.

A brutal period for U.S. stocks across the board—plus seemingly indiscriminate selling of low price-to-book stocks in the small- and micro-cap universe in late September—led to perhaps the most difficult quarter of relative performance in my investing career. We see a disconnect between the fundamentals of our companies and the prices of their stocks. We believe the portfolio has gone from what I called “extraordinary value untapped in the portfolio” three months ago to values as massive as any I have seen in nearly 20 years of investing in very small stocks.

Ariel Discovery Fund lost -19.52% for the quarter, and -17.69% for the fiscal year as of September 30, 2015. This compares to benchmark returns of -10.73% and -1.60%, respectively. Recent returns have obviously dragged down our since-inception numbers. The Fund’s annual return since inception is now -0.72%, compared to +7.58% for the Russell 2000 Value Index.

Price action in our “neighborhood,” i.e. stocks with very low market cap and price-to-book ratios, has reached the capitulation stage. Traders seem to be throwing away good companies at fire sale prices—sometimes at valuation levels well below liquidation value. For example, the decile of the Russell 2000 Value Index with the lowest price-to-book ratios, less than 0.9 times book value, lost an average of -19.68% for the quarter and -23.25% calendar year-to-date. In other words, very inexpensive stocks became far more inexpensive. They were already dirt cheap, so we would have to coin a new phrase—filthy cheap?—to describe them now. Obviously we do not perform deep analysis on the fundamentals of every stock in the index, but our thorough analysis on the intrinsic value of our own holdings, in aggregate, suggests it has not fallen at all. Falling prices and stable fundamentals is a great recipe, mathematically, for better bargains.

800.292.7435	15

Top performers during the quarter included First American Financial Corp. (FAF), up +5.68%, Brooks Automation, Inc. (BRKS), gaining +3.27%, and new holding Electro Scientific Industries, Inc. (ESIO), up +3.11% since our initial purchase. On the downside, we had several stocks fall sharply. Of our worst 13 performers, all down -25% or more, only one had significant negative news during the quarter, and several actually had positive developments. Our worst three performers were Rubicon Technology, Inc. (RBCN), down -57.61%, LeapFrog Enterprises, Inc. (LF), which lost -49.04%, and Rentech, Inc. (RTK), dropping by -47.66%. Pendrell Corp. (PCO), which lost a court case to Samsung Electronics Co., Ltd. and Google, Inc. (GOOG) over patent infringement, was the one serious fundamental disappointment during the quarter, and its stock fell by -47.45%. In our view this was an extreme reaction, given the company now trades for barely more than cash on hand.

“Falling prices and stable fundamentals is a great recipe, mathematically, for better bargains.”

For the full fiscal year, the top performers were three names which we felt reached fair value and sold during the year. As of our final sales, Sigma Designs, Inc. (SIGM) gained +101.86%, Multi-Fineline Electronix, Inc. (MFLX) returned +96.58%, and Pozen Inc. (POZN) was up +50.95%. Detractors included Contango Oil & Gas Co. (MCF), down -77.14%, Erickson Inc. (EAC), losing -75.90%, Rubicon Technology, falling by -75.76%.

A PRIVATE EQUITY APPROACH TO PUBLIC MARKETS

If we are facing in the right direction, all we have to do is keep on walking. —Buddhist proverb

Success seems to be largely a matter of hanging on after others have let go. —William Feather

How do we know we are walking in the right direction, and what gives us the courage to hang on when the market is shouting we are wrong? It is easy to claim to be a long-term investor, but it takes conviction to stay with a plan that is not providing desired results. And, of course, that conviction to hang on only makes sense if future gains ultimately reward one’s patience.

“It is easy to claim to be a long-term investor, but it takes conviction to stay with a plan that is not providing desired results.”

Our confidence comes from our private equity approach to the public equity market. Rather than focusing on short-term trading and investor preferences, we hone in on fundamental developments that truly impact a company’s long-term intrinsic value. As fellow value investor and author Sham Gad notes, “Invest in the Business, Buy the Stock”.1 Looking past short-term fluctuations, and yes, at times absorbing significant pain, is what provides the opportunity to capitalize on short- and intermediate-term mispricing at the smallest end of the market.

“A deep dive into the fundamentals of our portfolio companies from the perspective of a business owner shows little has changed over the course of this year.”

A deep dive into the fundamentals of our portfolio companies from the perspective of a business owner shows little has changed over the course of this year. In aggregate, our estimates of intrinsic value are up slightly, with some disappointments but also some very substantial increases. We are convinced the market is failing to recognize and reward the tangible asset value underlying our portfolio. And it is not just our holdings, but very small-cap, low price-to-book stocks in general. In fact, as tough as this year has been, our quarter and year-to-date losses of -19.52% and -24.44%, respectively, are nearly identical to those of our “neighborhood”, as noted earlier in the -19.68% and -23.25%, respectively, for the lowest price-to-book decile of the Russell 2000 Value Index.

16	ARIELINVESTMENTS.COM

Are we facing in the right direction? Decades of empirical evidence show that small stocks trading at low asset-based valuations outperform meaningfully over time. Institutional neglect in very small stocks leads to significant short- and intermediate-term inefficiencies, favoring a research-intensive approach to ferreting out the best values. I have been doing this a long time, and have navigated through similar rough patches. Our research team continues to get stronger, more experienced, and more skilled. Underperformance puts the odds more in our favor going forward. The fact others are letting go of compelling opportunities makes us more confident that ultimately we will be successful.

If you are going through hell, keep going.

—Winston Churchill

PORTFOLIO COMINGS AND GOINGS

There were no deletions from the portfolio during the quarter, and we added four new names, as follows:

Bristow Group Inc. (BRS) – this best-in-class provider of helicopter transportation services to the oil and gas industry has recently made a major push into the search and rescue (SAR) field with a multi-year United Kingdom contract. Depressed conditions in the energy sector have caused the stock to trade well below the value of its helicopter fleet, providing what we believe is a very attractive entry point.

Broadwind Energy, Inc. (BWEN) – this Chicago-based company manufactures wind towers, performs maintenance and repair on wind turbines, and builds and remanufactures precision gears and gearing systems for the oil and gas, wind, mining, and steel industries. Recent manufacturing issues, which we believe are short-term in nature, have caused the stock to trade at roughly half of tangible asset value. With an improving balance sheet that the company expects to be in a net cash position by year-end, we initiated a small position in the company.

Electro Scientific Industries, Inc. (ESIO) – this innovator in laser-based manufacturing tools for the microtechnology industry has been on our radar for several years. The combination of a sell-off to a price below tangible asset value, an improved market strategy and significant positive changes in corporate governance led us to establish a small position. Our comfort level is enhanced by a debt-free balance sheet with roughly 40% of the company’s market capitalization in cash.

Gaiam, Inc. (GAIA) – we previously owned this branded lifestyle and media company successfully in our micro-cap strategy, and took advantage of a recent sell-off to initiate a position in the Fund. Gaiam’s strong brand in yoga and fitness, its media library of over 6,000 exclusive titles, and its distribution network of more than 38,000 retail locations are all valuable assets. Strong and incentivized leadership and an attractive valuation made us enthusiastic buyers.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley
Lead portfolio manager

	2015 DISTRIBUTIONS
	Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 19, 2015 to shareholders of record as of Wednesday, November 18, 2015. Estimates of these distributions are as of October 19, 2015, and are shown in the table below:

	Capital gains estimates*
		Short-term gain/share	Long-term gain/share	Total gain/share
	Ariel Discovery Fund	$0.01	$0.58	$0.59

*	Estimates apply to both investor and institutional share classes.

	Income Distributions

Ariel Investments expects to pay income distributions on Wednesday, December 30, 2015, to shareholders of record as of Tuesday, December 29, 2015. Income distribution estimates will be available on arielinvestments.com the first week of December.

1	Hesham M. Gad, The Business of Value Investing (Hoboken, NJ: John Wiley & Sons, 2009), 1.

800.292.7435	17

Ariel Discovery Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

Based on the past year’s returns, it appears the U.S. equity market was basically flat despite a falling global equity market. For the 12 months ended September 30, 2015, the U.S. large-cap S&P 500 Index slipped -0.61% while the U.S. small-cap Russell 2000 Index edged up +1.25%. Meanwhile, the international developed market MSCI EAFE Index dove -8.66%. There was, however, heavy damage in the third quarter of 2015: the S&P 500 lost -6.44%, the Russell 2000 fell -11.92%, and the MSCI EAFE shed -10.23%.

There was significant narrative fuel for the recent fire: worries that a slowing Chinese economy would spur a global economic slowdown; hand-wringing over the timing of the U.S. Federal Reserve’s likely interest rate increases; and fretting over falling commodity prices. The commodity collapse has likely been the biggest issue. Commodities are volatile and largely unpredictable, so they are sensitive to small shifts in sentiment. Recently sentiment has changed markedly: besides China’s slowdown, we have the fracking boom and controversy in the United States and the concentration of natural resources in politically unstable areas. Our view is that a mix of these negative issues drove the summer sell-off.

We do not share the pessimism that has sidelined many investors. Investing in the stock market is a long-term, rational exercise. The market is therefore very efficient, making wildly expensive or dirt cheap prices rather rare. We think stocks had been pricey earlier this year and, as a result of the recent correction, closer to fair value now. Plus, given the volatility and resulting price dislocations, our view is that more bargains exist. We have not made radical shifts to the portfolio—that is not our style. Rather, we have attempted to locate individual securities that have become cheap relative to our estimates of their intrinsic values.

INSIDE OUR RESULTS

Ariel Discovery Fund’s -17.69% return lagged the primary benchmark Russell 2000 Value Index’s -1.60% fall as well as the S&P 500 Index’s -0.61% drop over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was consumer discretionary, while materials stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were First American Financial Corp. (FAF) and Cowen Group, Inc. (COWN). Mortgage insurer First American Financial Corp. surged +48.17% due to its fundamental business strength. Its earnings reports throughout the period were solid, with its most recent report being $0.83 per share in operating earnings, which smashed the $0.67 consensus estimate. We continue to think the company is in very good shape and can do even better if housing fully recovers. Diversified financial services firm Cowen Group, Inc. surged +21.60% over the past 12 months, with strong gains three quarters in a row before falling back in the most recent quarter. The profitable company trades at a low multiple of price-to-book. Wall Street did not seem to understand its solid combination of two businesses before but now seems to do so.

The bottom performing stocks for the trailing year were Contango Oil & Gas Co. (MCF) and Erickson Inc. (EAC). In the first half of 2015 especially, natural gas and oil producer Contango declined sharply along with falling oil prices amidst weak results. All told, the stock fell -77.14% over the 12-month period. We think short-term issues have caused the market to undervalue this franchise. Helicopter company Erickson Inc. descended -75.90% in the past 12 months, most of it in late 2014 and early 2015. In late 2014 the company lowered its near-term outlook, and then in early 2015 took on debt in order to facilitate an acquisition. It still trades at a low multiple relative to assets, and we think management will do the right things going forward.

18	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)
	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Technology	22.16	9.69	17.51
Consumer discretionary	19.89	10.78	14.43
Financial services	15.91	43.86	18.59
Producer durables	14.70	12.33	10.33
Materials & processing	9.36	4.07	3.17
Utilities	9.16	8.41	5.57
Energy	6.40	3.79	6.95
Health care	2.42	4.25	14.61
Consumer staples	0.00	2.82	8.84
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/15
	Quarter	1-year	3-year	Since inception
Ariel Discovery Fund–Investor Class	– 19.52	– 17.69	– 3.11	– 0.72
Ariel Discovery Fund–Institutional Class+	– 19.49	– 17.53	– 2.86	– 0.50
Russell 2000® Value Index	– 10.73	– 1.60	+ 9.18	+ 7.58
S&P 500® Index	– 6.44	– 0.61	+ 12.40	+ 11.33
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/15) 1	Net	Gross
Investor Class	1.25%	2.10%
Institutional Class	1.00%	1.29%

Top ten equity holdings (% of net assets)
1	ORBCOMM, Inc.	5.7
2	Cowen Group, Inc	5.3
3	RealNetworks, Inc.	4.9
4	Century Casinos, Inc.	4.7
5	Capital Southwest Corp.	4.4
6.	Rosetta Stone Inc.	4.1
7.	XO Group Inc.	3.5
8.	Pendrell Corp.	3.3
9.	PCTEL, Inc.	3.2
10.	Furmanite Corp.	3.2

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
As of September 30, 2014, Ariel Discovery Fund (Investor Class) had an annual net expense ratio of 1.33% and a gross expense ratio of 1.93%. As of September 30, 2014, Ariel Discovery Fund (Institutional Class) had an annual net expense ratio of 1.07% and a gross expense ratio of 1.25%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 72.

800.292.7435	19

BALANCING RISK AND REWARD AT THE INDIVIDUAL STOCK LEVEL

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

The third quarter of 2015 was a difficult one in most equity markets—throughout regions, styles and market cap universes. That is, returns were negative nearly across the board, which pulled many one-year returns into significantly negative territory. So we are pleased to report both of our global funds outperformed their benchmarks for the quarter—and also for the one-year period as of September 30, 2015.

For the quarter, Ariel International Fund slipped -6.10%, topping the MSCI EAFE Index’s -10.23% fall. Ariel Global Fund retreated -7.48%, compared with the MSCI ACWI Index’s -9.45% return.

Over the past 12 months, Ariel International Fund fell -1.79%—considerably better than the MSCI EAFE Index’s -8.66% fall. Ariel Global Fund dropped -5.15%, topping the MSCI ACWI Index’s -6.66% slide.

Our outperformance in this down market comes on the heels of their outperformance in rising markets. Specifically, both Ariel International Fund and Ariel Global Fund topped their benchmarks’ gains in 2013 and 2014.

Any manager would be pleased with such a string of returns. But, of course, no manager or fund is capable of outperforming in every up and down leg of every market cycle. So no one should assume that our funds will behave this way going forward. On the other hand, the result does not surprise us: Ariel’s global portfolios are designed to have the capacity to deliver strong returns in both bull and bear markets through a philosophy that pays equal attention to risk and reward. That is, we are not one-note “bear market” mavens, nor do we need a rising market at our backs in order to do well. Before we describe what we do, we want to stipulate what we do not do.

First and foremost, we do not attempt to time the market. That is, we do not attempt to forecast equities’ likely direction and design portfolios to outperform given our prognostication. We do not craft “bull” portfolios and then transform them into “bear” portfolios—we strive to build all-weather portfolios that balance risk and reward consistently. We also do not divide a portfolio into defensive and aggressive segments. We do not select a bunch of holdings to surge if the market goes up and balance them with a slug of bond-like defensive positions for downside protection. Rather, we seek individual stocks that each have a balance of risk and reward. Finally, we do not make sector or regional allocations to pull a portfolio toward a good result. In other words, we would not craft an aggressively optimistic China “bet” or build a large, defensive consumer staples overweight against a benchmark. We select stocks on their own merits, not on where they happen to be domiciled or how index makers classify them.

20	ARIELINVESTMENTS.COM

Therefore, by design, what we expect to see among the stocks at the top and at the bottom of our own performance charts is diversity. In other words, we do not expect or desire to see a clear pattern among our top few or bottom few performers. Furthermore, we expect to see randomness whether the fund outperforms or underperforms and in up or down markets. In summary, for a given quarter or year, we expect a range of countries and sectors to have representation among our most and least successful performers.

The tables below show the top five contributors to one-year returns (as of September 30, 2015) as well as the five worst detractors in Ariel International Fund and Ariel Global Fund.

Ariel International Fund Holding	Avg. Wgt.	1-Year Return	Total Effect	Country	Sector
Deutsche Boerse AG	5.28	30.34	1.45	Germany	Financials
Ahold N.V.	4.68	22.65	1.12	Netherlands	Consumer Staples
Dialog Semiconductor plc	3.65	42.09	1.10	Germany	Information Technology
Nintendo Co., Ltd.1	2.57	55.17	1.01	Japan	Information Technology
Ryanair Holdings plc*	2.53	43.41	0.89	Ireland	Industrials
Nokia Corp.2	4.05	-18.69	-0.63	Finland	Information Technology
HSBC Holdings plc3	2.94	-21.40	-0.69	United Kingdom	Financials
Technip SA	1.00	-42.77	-0.84	France	Energy
Baidu, Inc.*	1.67	-37.03	-0.84	China	Information Technology
Royal Dutch Shell plc4	2.37	-34.75	-0.90	United Kingdom	Energy

Ariel Global Fund Holding	Avg. Wgt.	1-Year Return	Total Effect	Country	Sector
Deutsche Boerse AG	3.15	30.34	0.80	Germany	Financials
Broadcom Corp.	1.32	35.25	0.65	United States	Information Technology
Ahold N.V.	2.36	22.65	0.64	Netherlands	Consumer Staples
Nintendo Co., Ltd.	1.27	55.26	0.52	Japan	Information Technology
China Mobile Ltd.5	5.20	4.88	0.38	China	Telecommunication Services
Johnson & Johnson	4.14	-10.65	-0.52	United States	Health Care
GlaxoSmithKline plc6	5.11	-11.67	-0.61	United Kingdom	Health Care
Gilead Sciences, Inc.	5.97	-7.27	-0.78	United States	Health Care
Acacia Research Corp.	1.78	-39.59	-0.80	United States	Industrials
Baidu, Inc.*	2.64	-37.03	-1.20	China	Information Technology
* Securities of these issuers are only held in the form of ADRs.

Across these two portfolios there is significant stock overlap, especially among outperformers, so there are only seven high-performing names and nine laggards (that is, not ten of each). Among the seven top performers, five sectors are represented and six different countries appear. Among the nine low performers, you see five sectors and five countries.

We think these details already demonstrate the variety we seek, and yet we think they actually overstate certain similarities. For instance, all told there are four U.S. companies, one contributor and three detractors—all within Ariel Global Fund. And the information technology sector has five stocks—three top stocks and two at the bottom. We see their businesses, however, as quite different from one another.

800.292.7435	21

The three top technology performers have dissimilar businesses. Dialog Semiconductor plc is a German firm specializing in power-saving chips, mainly in mobile and automotive applications. Nintendo Co., Ltd. is a global consumer company (headquartered in Japan), specializing in videogame software and hardware. Finally, U.S. firm Broadcom Corp. makes fabless semiconductors for wireless applications. In other words, the fortunes of these three firms are neither tightly connected to each other, nor do they depend upon a single macroeconomic or market trend. Among the technology laggards we have Chinese web search firm Baidu, Inc. and Finnish firm Nokia Corp., a part of the one-time mobile phone giant that is now chiefly valuable for its patent portfolio and network infrastructure business. Although both have fallen quite a bit over the last year, the market did not punish them for the same reason.

When fund performance is strong, as ours has been for some time, some investors unfortunately indulge in magical thinking. They convince themselves that a manager or firm has “the touch” and can outperform with remarkable consistency no matter the market conditions. In our experience, this simply does not happen. So we cannot and will not suggest we can deliver benchmark-beating performance in all circumstances. On the other hand, we do think you can expect to see in our portfolios a wide range of stocks whose performance does not depend upon the sector or region they belong to, but rather on their own business models, competitive strengths and discounts to our estimate of intrinsic worth. And far more often than not, we expect you will see significant variation among holdings with good performance and bad performance within the overall portfolio. We see this as the organic outcome of our philosophy of identifying individual businesses that have good fundamentals that balance risk and reward and purchasing them when their prices similarly allow for good performance irrespective of rising and falling markets. In our minds, that is the very definition of alpha generation—a central goal of our intrinsic value investment philosophy.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

ARIEL GOES ABROAD

“Most people approach investing as financial analysts. They look at it as numbers or data. We consider ourselves first and foremost business analysts.”
–	Rupal J. Bhansali CIO, International & Global Equities

In an interview with Morningstar magazine (October/ November 2015), Rupal Bhansali discusses her investment philosophy, stock ideas and why she isn’t afraid to take a contrarian position. To read the entire article, we invite you to visit arielinvestments.com.

2015 DISTRIBUTIONS
Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 19, 2015 to shareholders of record as of Wednesday, November 18, 2015. Estimates of these distributions are as of October 19, 2015, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share
Ariel International Fund	$0.00	$0.01	$0.01
Ariel Global Fund	$0.00	$0.00	$0.00
* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Wednesday, December 30, 2015, to shareholders of record as of Tuesday, December 29, 2015. Income distribution estimates will be available on arielinvestments.com the first week of December.

1	The return for Nintendo Co., Ltd. represents a blended return of Nintendo Co., Ltd. (+55.26%) and Nintendo Co., Ltd. ADR (+5.24%).
2	The return for Nokia Corp. represents a blended return of Nokia Corp. (-18.77%) and Nokia Corp. ADR (-18.49%).
3	The return for HSBC Holdings plc represents a blended return of HSBC Holdings plc (-21.43%) and HSBC Holdings plc ADR (-21.39%).
4	The return for Royal Dutch Shell plc represents a blended return of Royal Dutch Shell plc (-35.26%) and Royal Dutch Shell plc ADR (-34.57%).
5	The return for China Mobile Ltd. represents a blended return of China Mobile Ltd. (+5.32%) and China Mobile Ltd. ADR (+4.07%).
6	The return for GlaxoSmithKline plc represents a blended return of GlaxoSmithKline plc (-11.56%) and GlaxoSmithKline plc ADR (-11.72%).

22	ARIELINVESTMENTS.COM

Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

Based on the past year’s returns, it appears the U.S. equity market was basically flat despite a falling global equity market. For the 12 months ended September 30, 2015, the U.S. large-cap S&P 500 Index slipped -0.61% while the U.S. small-cap Russell 2000 Index edged up +1.25%. Meanwhile, the international developed market MSCI EAFE Index dove -8.66%. There was, however, heavy damage in the third quarter of 2015: the S&P 500 lost -6.44%, the Russell 2000 fell -11.92%, and the MSCI EAFE shed -10.23%.

There was significant narrative fuel for the recent fire: worries that a slowing Chinese economy would spur a global economic slowdown; hand-wringing over the timing of the U.S. Federal Reserve’s likely interest rate increases; and fretting over falling commodity prices. The commodity collapse has likely been the biggest issue. Commodities are volatile and largely unpredictable, so they are sensitive to small shifts in sentiment. Recently sentiment has changed markedly: besides China’s slowdown, we have the fracking boom and controversy in the United States and the concentration of natural resources in politically unstable areas. Our view is that a mix of these negative issues drove the summer sell-off.

We do not share the pessimism that has sidelined many investors. Investing in the stock market is a long-term, rational exercise. The market is therefore very efficient, making wildly expensive or dirt cheap prices rather rare. We think stocks had been pricey earlier this year and, as a result of the recent correction, closer to fair value now. Plus, given the volatility and resulting price dislocations, our view is that more bargains exist. We have not made radical shifts to the portfolio—that is not our style. Rather, we have attempted to locate individual securities that have become cheap relative to our estimates of their intrinsic values.

INSIDE OUR RESULTS

Ariel International Fund’s -1.79% return topped the primary benchmark MSCI-EAFE Index’s -8.66% fall as well as MSCI ACWI ex-US Index’s -12.16% drop over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was information technology, while health care stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Deutsche Boerse AG and Nintendo Co., Ltd. Deutsche Boerse had strong fundamentals throughout the period—and benefitted from market volatility. In the third quarter of 2015 it announced several acquisitions, including index providers Stoxx AG and Indexium AG as well as currency market 360T. For the full period it gained +30.34%. Consumer electronics leader Nintendo Co., Ltd. strongly outperformed during the first half of 2015 after announcing a business and capital alliance with DeNA, a provider of mobile portal and e-commerce websites, in the first quarter. In the second quarter it reported better-than-expected earnings and raised annual forecasts. Over the 12-month period it rose +55.17%.

The bottom performing stocks for the trailing year were Technip SA and Royal Dutch Shell plc. Technip SA, a construction and engineering expert in the energy sector, fell -42.77%, mostly in the fourth quarter of 2014. During that period it reported disappointing earnings in a challenging oil environment. At that point we saw continued risks in Technip’s business prospects and pared back our position. Oil continued to provide a headwind thereafter. Oil and gas multinational Royal Dutch Shell plc fell -34.75% for the 12-month period given oil’s weak prices. In the first quarter of 2015 it reported quarterly earnings that fell short of forecasts. The company also announced it will cut $15 billion of investment over the next three years amid weakness in global oil prices.

800.292.7435	23

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

Based on the past year’s returns, it appears the U.S. equity market was basically flat despite a falling global equity market. For the 12 months ended September 30, 2015, the U.S. large-cap S&P 500 Index slipped -0.61% while the U.S. small-cap Russell 2000 Index edged up +1.25%. Meanwhile, the international developed market MSCI EAFE Index dove -8.66%. There was, however, heavy damage in the third quarter of 2015: the S&P 500 lost -6.44%, the Russell 2000 fell -11.92%, and the MSCI EAFE shed -10.23%.

There was significant narrative fuel for the recent fire: worries that a slowing Chinese economy would spur a global economic slowdown; hand-wringing over the timing of the U.S. Federal Reserve’s likely interest rate increases; and fretting over falling commodity prices. The commodity collapse has likely been the biggest issue. Commodities are volatile and largely unpredictable, so they are sensitive to small shifts in sentiment. Recently sentiment has changed markedly: besides China’s slowdown, we have the fracking boom and controversy in the United States and the concentration of natural resources in politically unstable areas. Our view is that a mix of these negative issues drove the summer sell-off.

We do not share the pessimism that has sidelined many investors. Investing in the stock market is a long-term, rational exercise. The market is therefore very efficient, making wildly expensive or dirt cheap prices rather rare. We think stocks had been pricey earlier this year and, as a result of the recent correction, closer to fair value now. Plus, given the volatility and resulting price dislocations, our view is that more bargains exist. We have not made radical shifts to the portfolio—that is not our style. Rather, we have attempted to locate individual securities that have become cheap relative to our estimates of their intrinsic values.

INSIDE OUR RESULTS

Ariel Global Fund’s -5.15% return topped the primary benchmark MSCI ACWI Index’s -6.66% fall over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was telecommunications services, while health care stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Deutsche Boerse AG and Nintendo Co., Ltd. Deutsche Boerse had strong fundamentals throughout the period—and benefitted from market volatility. In the third quarter of 2015 it announced several acquisitions, including index providers Stoxx AG and Indexium AG as well as currency market 360T. For the full period it gained +30.34%. Consumer electronics leader Nintendo Co., Ltd. strongly outperformed during the first half of 2015 after announcing a business and capital alliance with DeNA, a provider of mobile portal and e-commerce websites, in the first quarter. In the second quarter it reported better-than-expected earnings and raised annual forecasts. Over the 12-month period it rose +55.26%.

The bottom performing stocks for the trailing year were Royal Dutch Shell plc and Acacia Research Corp. Oil and gas multinational Royal Dutch Shell plc fell -34.57% for the 12-month period given oil’s weak prices. In the first quarter of 2015 it reported quarterly earnings that fell short of forecasts. The company also announced it will cut $15 billion of investment over the next three years amid weakness in global oil prices. In the first quarter of 2015, intellectual property company Acacia Research Corp. underperformed after reporting lower-than-expected quarterly earnings. It also experienced unfavorable rulings on certain claims. Acacia returned -39.59% for the one-year period.

24	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	20.38	4.78	7.27
Financials	17.31	25.78	27.33
Telecommunication services	16.27	4.88	5.24
Consumer staples	14.66	11.98	10.89
Health care	11.82	11.82	9.61
Consumer discretionary	11.46	13.13	11.94
Energy	3.52	4.75	6.27
Industrials	3.23	12.46	11.16
Utilities	1.00	3.83	3.59
Materials	0.35	6.59	6.69
*  The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/15
	Quarter	1-year	3-year	Since inception
Ariel International Fund–Investor Class	– 6.10	– 1.79	+ 9.80	+ 7.10
Ariel International Fund–Institutional Class	– 6.05	– 1.48	+ 10.10	+ 7.36
MSCI EAFE® Index (gross)	– 10.19	– 8.27	+ 6.08	+ 7.68
MSCI EAFE® Index (net)	– 10.23	– 8.66	+ 5.63	+ 7.19
MSCI ACWI ex-US Index (gross)	– 12.10	– 11.78	+ 2.78	+ 5.07
MSCI ACWI ex-US Index (net)	– 12.17	– 12.16	+ 2.34	+ 4.58
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The Fund’s benchmarks have changed in that Fund returns are being compared to index net returns, versus gross returns. The Adviser believes the index net returns serve as more appropriate comparisons for Fund shareholders. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/15) 1	Net	Gross
Investor Class	1.26%	3.49%
Institutional Class	1.01%	2.68%

Top ten companies^ (% of net assets)
1.	GlaxoSmithKline plc	5.4
2.	China Mobile Ltd.	5.2
3.	Deutsche Boerse AG	5.0
4.	Roche Holding AG	5.0
5.	Nokia Corp.	4.3
6.	Ahold N.V.	4.2
7.	Reckitt Benckiser Group plc	3.6
8.	Telefonica Deutschland GmbH & Co.	3.5
9.	Dialog Semiconductor plc	3.4
10.	Swisscom AG	2.9
^   For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings† (%)
U.K.	19.79
Japan	15.61
Germany	14.77
Switzerland	10.80
China	8.84
Netherlands	5.22
U.S.	5.13
France	5.03
Finland	4.81
Canada	2.94
Ireland	1.28
Italy	1.27
Spain	0.94
Sweden	0.66
Israel	0.60
Chile	0.48
Austria	0.46
Singapore	0.46
Hong Kong	0.40
Luxembourg	0.40
U.A.E.	0.11
1    As of September 30, 2014, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.29% and a gross expense ratio of 4.24%. As of September 30, 2014, Ariel International Fund (Institutional Class) had an annual net expense ratio of 1.03% and a gross expense ratio of 3.17%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. For the current year, these ratios rounded to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†  Sector and country weightings are calculated based on equity holdings in the Fund and exclude cash and ETFs in order to make a relevant comparison to the indexes.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 72.

800.292.7435	25

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel Global Fund†	MSCI ACWI Index
Health care	23.15	12.33
Information technology	20.32	13.09
Telecommunication services	14.56	3.77
Financials	12.43	21.63
Consumer discretionary	12.29	12.95
Consumer staples	6.92	10.26
Utilities	4.35	3.29
Energy	3.02	6.60
Industrials	2.60	10.32
Materials	0.36	4.67
*  The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/15
	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	– 7.48	– 5.15	+ 10.54	+ 8.39
Ariel Global Fund–Institutional Class	– 7.38	– 4.88	+ 10.84	+ 8.69
MSCI ACWISM Index (gross)	– 9.34	– 6.16	+ 7.52	+ 9.57
MSCI ACWISM Index (net)	– 9.45	– 6.66	+ 6.95	+ 8.98
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The Fund’s benchmark has changed in that Fund returns are being compared to index net returns, versus gross returns. The Adviser believes the index net returns serve as a more appropriate comparison for Fund shareholders. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/15) 1	Net	Gross
Investor Class	1.25%	2.71%
Institutional Class	1.00%	1.30%

Top ten companies^ (% of net assets)
1.	Gilead Sciences, Inc.	7.3
2.	GlaxoSmithKline plc	5.9
3.	Microsoft Corp.	5.5
4.	China Mobile Ltd.	5.4
5.	Roche Holding AG	5.2
6.	Baidu, Inc.	5.1
7.	Southern Co.	3.9
8.	Deutsche Boerse AG	3.6
9.	Harman Intl Industries, Inc.	3.5
10.	Verizon Communications Inc.	3.3
^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings† (%)
U.S.	44.58
China	10.83
U.K.	9.19
Switzerland	8.00
Germany	6.56
Japan	6.30
France	4.11
Netherlands	2.29
Finland	2.25
Canada	1.98
Chile	1.14
Brazil	0.63
Italy	0.38
Spain	0.37
Singapore	0.28
Turkey	0.24
Hong Kong	0.24
Mexico	0.19
Peru	0.17
Israel	0.17
Sweden	0.10
1   As of September 30, 2014, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.29% and a gross expense ratio of 3.70%. As of September 30, 2014, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 1.04% and a gross expense ratio of 1.51%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†   Sector and country weightings are calculated based on equity holdings in the Fund and exclude cash and ETFs in order to make a relevant comparison to the indexes.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 72.

26	ARIELINVESTMENTS.COM

Brady Corporation (NYSE: BRC)

6555 W. Good Hope Road, P.O. Box 571 Milwaukee, WI 53201 800.541.1686 | bradycorp.com

Founded in 1914, Brady Corporation is an international manufacturer of identification (ID) systems and specialty coated materials. Roughly two thirds of Brady’s sales come from its Identification Solutions segment and the remainder from Workplace Safety. Its Identification Solutions include high-performance labels and signs, printing systems and software, and label-application and data-collection systems. Its products range from simple name badges to complex, specialized labels for products stored in liquid nitrogen. Brady maintains a global presence with approximately 56% of sales in the Americas, 31% in Europe and 12% in Asia/Pacific.

SALE OF DIE-CUT BUSINESS

During the early 2000s, Brady spent hundreds of millions of dollars on acquisitions and capital investment in the Die-Cut business. Die-cutting is a manufacturing process used to generate large numbers of the same shape from materials such as plastic and metal. Brady targeted the electronics industry with this know-how. While this sector was outside the company’s traditional core business, management believed the die-cut business would help build relationships with customers and drive the cross-selling of core products. Unfortunately, cross-selling was unsuccessful, leaving the company with a low-return, highly commoditized business. Brady realized the die-cut business did not mesh with its core values and sold it during fiscal 2014. Identification Solutions and Workplace Safety, the core segments Brady has maintained, should allow the overall business to improve its returns.

MANAGEMENT CHANGE

In August 2014, J. Michael Nauman was named CEO of Brady. Nauman joined Brady after 20 years with Molex Incorporated. His primary focus is to drive profitable growth and right-size the company’s global footprint. With the die-cut business sold, Nauman has been cleaning up Brady’s operations by consolidating facilities and fine tuning the company’s information technology capabilities. Although these changes have led to some near-term headwinds for the company’s earnings due to write-downs of asset values and additional investment, they should provide the appropriate structure for future growth.

SOLID BALANCE SHEET AND FREE CASH FLOW GENERATION

Despite some restructuring in recent years, Brady has maintained a stable balance sheet. As of July 31, 2015, the company had $114.5 million in cash and $253.7 million in total debt. Additionally, Brady was able to generate more than $40 million in cash flow from operations last quarter. Both this stable balance sheet and cash generation capability place Brady in a strong position to fund its future growth initiatives.

INTRIGUING VALUATION

The market continues to focus on the company’s short-term issues. However, over the long term, Brady’s niche products provide good opportunities for continued, profitable growth. Looking out a few years, we believe the company can bring differentiated products to expanding markets around the globe.

As of September 30, 2015, shares traded at $19.66, a 42.7% discount to our current private market value of $34.33.

800.292.7435	27

J.M. Smucker Company (NYSE: SJM)

One Strawberry Lane Orrville, OH 44667 888.550.9555 | jmsmucker.com

Jerome Monroe Smucker founded the J.M. Smucker Company more than 115 years ago, selling apple cider and butter sourced from his native Ohio countryside. While the company, best known for its namesake fruit spreads, remains headquartered in Orville, OH and continues to be managed by the Smucker family, the business has evolved dramatically over the last century. Today, SJM boasts a portfolio of iconic center-of-the store brands that include Folgers, Jif, and Pillsbury, among others. These market-leading brands provide the company with a sustainable competitive edge and command premium prices in the marketplace. Accordingly, Smucker’s generates strong, consistent cash flows, which has fueled its history of long-term growth and should benefit shareholders going forward.

STRATEGIC ACQUISITIONS AND BRAND SYNERGY

The company is primarily focused on organic growth through innovation and expanded distribution, but acquisitions also play an extremely important part of the growth strategy. Acquisition strategies are difficult to successfully implement; acquirers often overpay for targets, and integrating new businesses, from a cultural and operational standpoint, can be complex. As a result, acquisitive companies are best served by disciplined management teams with integration acumen. Smucker’s management team has demonstrated its execution prowess over the years, especially as it relates to transformational acquisitions. The 2002 acquisitions of Jif peanut butter and Crisco shortening marked the first of more than 20 subsequent brand acquisitions, highlighted by the 2008 Folgers acquisition. From 2002 to 2014, Smucker’s market value increased more than 13 times, from approximately $800 million to almost $11 billion.

Smucker’s has been active again in 2015, purchasing Big Heart Pet Brands for $5.8 billion in cash and stock from a consortium of private equity owners. The transaction value equated to approximately nine times the EBITDA multiple when incorporating potential synergies. Big Heart is a U.S.-based pet food manufacturer with a portfolio that spans the value spectrum of product offerings—from mainstream food brands such as Kibbles ‘n Bits, to pet snacks such as Milk Bone, to pet specialty channel brands such as Nature’s Recipe and Natural Balance. The addition of Big Heart diversifies Smucker’s offerings, increases its scale and relevance to retail customers, and provides ample synergy opportunities and financial benefits.

POSITIONED FOR GROWTH

We believe Big Heart fits Smucker’s strategy of owning leading center-of-the-store brands in North America. The $21 billion U.S. pet food and treats category is particularly interesting, given its strong growth prospects and defensive nature. Pet ownership continues to rise, and pet owners are more likely to forgo spending on themselves before they do so for their pets. Within this attractive segment, Big Hearts is also favorably positioned, boasting the number-one market share in dog treats and number-two in dry cat food, while maintaining a strong presence in the pet specialty channel. Similar to the trends seen in the human foods category, growth in the pet food category is skewed in favor of treats, health and wellness, and premium offerings.

The market reacted favorably with SJM’s stock up +6% on the day following the transaction announcement. Despite this optimism, investors have voiced some concerns. The two key issues relate to SJM’s ability to achieve its stated $200 million synergy target and price deflation in the mainstream pet food segment. With respect to the former, we are confident in management’s goal, especially since incremental cost savings have already been identified. While price deflation is never a good thing, we believe the issues relate to price fluctuations in the underlying commodity inputs and thus believe it is more of a short-term phenomenon. As of September 30, 2015, the stock currently trades at $114.09, which represents approximate a 14% discount to our private market value.

28	ARIELINVESTMENTS.COM

Progressive (NYSE: PGR)

6300 Wilson Mills Road Mayfield Village, OH 44143 440-395-2222 | progressive.com

Progressive is a leading underwriter of personal and commercial automobile insurance. With nearly 14 million policies and $19 billion in net written premiums, the company is the fourth-largest player by market share. Despite operating in a commodity-like industry, its long-term track record is impressive, consistently delivering superior profitability throughout insurance cycles. Today, investors are skeptical of its growth outlook, but that consensus view ignores Progressive’s unique competitive positioning, differentiated by a strong brand, low-cost distribution network and innovative culture.

TO THE BRAND, GO THE SPOILS

A persistent investor concern is that auto insurance is a highly competitive market, characterized by countless players offering the same product. However, while this environment makes it difficult for smaller players and new entrants, it is an opportunity for the most recognized brands. Consumers are increasingly buying auto insurance online, which drives share gains amongst the largest advertisers. As the third-largest advertiser in the industry, Progressive’s brand awareness exceeds 50%. The company has consistently taken share from less-advantaged competitors to approximately 9% market share today.

THE BENEFITS OF SCALE

Progressive’s low cost distribution model drives consistent profitability regardless of the pricing cycle. Some of this is due to its scale, as costs relating to customer acquisition and claims processing can be spread over a much larger policy base. Additionally, approximately 45% of policies are distributed directly to the consumer online, eliminating agent commissions. Finally, even its agent distribution is unmatched in its penetration and scale, given its relationships with more than 35,000 independent agents. These advantages result in a much lower cost structure that historically has resulted in superior profitability, even during down cycles when competitors have experienced operating losses.

THE SMARTEST INSURER IN THE ROOM

Alongside a recovering economy and lower gas prices, increased driving activity has resulted in increased accident claims for some auto insurers. While key competitors such as GEICO and Allstate have been forced to raise prices to offset this trend, Progressive has been relatively immune which has raised skepticism that its luck will persist. This skepticism, however, ignores the company’s underwriting skill, supported by a long history of innovative pricing. In the 1990s, it pioneered the use of credit history to price insurance, resulting in industry-leading growth and loss ratios for nearly a decade. Later, it was on the forefront of offering online quote comparisons and online purchases. Today, Progressive is again ahead of the curve as a first-mover in usage-based insurance with its Snapshot offering.

A LONG -TERM VIEW

At current levels, we believe investors are too focused on the competition and not giving enough credit to Progressive’s long-term positioning. We see this as an attractive opportunity to own a strong brand in a growing industry, operating with scale advantages and a culture of innovative pricing. As of September 30, 2015, shares traded at $30.64, a 21% discount to our private market value of $38.98.

800.292.7435	29

RTL Group (NYSE: EBR)

45 boulevard Pierre Frieden L-1543 Luxembourg +352 2486 1 | rtlgroup.co

RTL Group is Europe’s largest free-to-air television broadcaster and radio operator that holds a number-one or number-two market position in 10 countries. The group’s main TV and radio operations are in Germany, France, Belgium, the Netherlands, Luxembourg, and Spain. RTL Group is also global leader in content through its FremantleMedia subsidiary, which is active in more than 57 countries. Despite its European roots, the company has many recognizable TV successes in the United States including American Idol, America’s Got Talent, The Price is Right, and Family Feud.

CHANGING VIEWING HABITS

Broadcasters around the world have been facing structural challenges as increased nonlinear viewing impacts audiences. RTL and the German market have distinctive characteristics that leave the company better positioned to navigate a changing environment. Unlike other broadcasters that re-broadcast third-party content, RTL produces a majority of its content in-house which allows the company to better control its costs while also transitioning that content to new and evolving digital distribution channels. Although content production is often viewed as a hit-or-miss business, RTL’s production model employs an approach that helps mitigate risks. Notably, RTL’s management has a history of partnering with proven formats and talent to increase its chances of success. While this strategy sacrifices some upside, it also reduces risk of failure.

THE PRICE AND TIME IS RIGHT

In contrast to other developed TV markets, Germany has long enjoyed a free-to-air broadcast environment with more than 80 free TV channels for viewing. This access to free, quality general entertainment has resulted in one of the lowest pay-TV penetration rates in developed markets and has left consumers with little incentive to pay for content. Large-scale migration of viewing audiences has occurred in some markets where subscription video-on-demand offerings provide a cheaper substitute or where incumbents re-broadcast content. Neither of these conditions exists in Germany and presents a longer-term opportunity for RTL to evolve its business and distribution models with its in-house content. Case in point: RTL achieved more than 75 billion online video views over the past year.

A LONG -TERM VIEW

We initiated a position in RTL Group when its majority owner, Bertelsmann, floated an additional 17% stake in the company in mid-2013. We continue to own shares of RTL as we believe there is potential upside from improved advertising markets in Western Europe as well as the firm’s content production business. Lastly, we believe the downside risk is mitigated by the 6% dividend yield the stock produces.

30	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/15	Low	High	2013 actual calendar	2014 actual calendar	Forward 12 months estimate	2013 actual P/E	2014 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	7.60	6.60	38.96	2.56	(1.15)	(2.30)	3.0	NM	NM	148
Blount Intl, Inc.	BLT	5.57	5.47	17.97	0.84	1.10	0.96	6.6	5.1	5.8	269
U.S. Silica Holdings, Inc.	SLCA	14.09	13.53	62.85	1.41	2.23	0.84	10.0	6.3	16.8	752
International Speedway Corp.	ISCA	31.72	28.09	38.27	0.97	1.45	1.54	32.7	21.9	20.6	848
MTS Systems Corp.	MTSC	60.11	54.35	77.39	3.83	3.55	3.61	15.7	16.9	16.7	898
Bristow Group Inc.	BRS	26.16	25.71	75.00	3.78	4.44	3.78	6.9	5.9	6.9	914
Brady Corp.	BRC	19.66	18.46	28.99	1.96	1.65	1.83	10.0	11.9	10.7	938
Meredith Corp.	MDP	42.58	39.40	57.22	3.03	3.27	3.39	14.1	13.0	12.6	1,604
Simpson Manufacturing Co., Inc.	SSD	33.49	28.80	38.20	1.17	1.56	1.68	28.6	21.5	19.9	1,645
Gannett Co. Inc.	GCI	14.73	10.75	15.05	N/A	N/A	1.56	N/A	N/A	9.4	1,694
Media General Inc.	MEG	13.99	9.74	18.00	0.57	0.86	1.28	24.5	16.3	10.9	1,787
Anixter Intl Inc.	AXE	57.78	56.89	89.95	6.25	6.09	4.73	9.2	9.5	12.2	1,905
Kennametal Inc.	KMT	24.89	23.77	42.18	2.69	2.60	1.89	9.3	9.6	13.2	1,981
Littelfuse, Inc.	LFUS	91.15	78.68	103.08	4.58	5.09	5.61	19.9	17.9	16.2	2,064
Sotheby’s	BID	31.98	31.46	47.28	1.88	2.05	2.78	17.0	15.6	11.5	2,223
Janus Capital Group Inc.	JNS	13.60	12.90	18.98	0.71	0.84	1.06	19.2	16.2	12.8	2,538
Fair Isaac Corp.	FICO	84.50	53.09	97.56	2.90	3.05	3.87	29.1	27.7	21.8	2,631
Graham Holdings Co.	GHC	577.00	565.42	1119.54	33.64	43.29	27.15	17.2	13.3	21.3	2,814
Charles River Laboratories Intl, Inc.	CRL	63.52	55.47	84.69	2.93	3.46	4.04	21.7	18.4	15.7	2,971
Bio-Rad Laboratories, Inc.	BIO	134.31	102.71	152.38	5.25	5.28	5.46	25.6	25.4	24.6	3,229
Dun & Bradstreet Corp.	DNB	105.00	100.02	137.25	7.87	7.73	7.75	13.3	13.6	13.5	3,792
First American Financial Corp.	FAF	39.07	26.20	43.16	1.72	2.04	2.68	22.7	19.2	14.6	4,245
The Madison Square Garden Co.	MSG	72.14	58.56	87.27	1.56	1.99	2.28	46.2	36.3	31.6	4,489
TEGNA, Inc.	TGNA	22.39	21.63	38.48	N/A	N/A	2.48	N/A	N/A	9.0	5,071
Lazard Ltd	LAZ	43.30	41.26	59.82	2.01	3.20	3.61	21.5	13.5	12.0	5,619
JLL	JLL	143.77	118.79	179.97	6.45	8.84	10.01	22.3	16.3	14.4	6,464
Mattel, Inc.	MAT	21.06	20.35	32.17	2.64	1.57	1.46	8.0	13.4	14.4	7,131
KKR & Co. L.P.	KKR	16.78	8.00	25.04	2.99	1.84	2.25	5.6	9.1	7.5	7,558
Interpublic Group of Cos., Inc.	IPG	19.13	16.37	22.69	0.88	1.07	1.35	21.7	17.9	14.2	7,851
Snap-on Inc.	SNA	150.94	111.28	170.70	5.88	6.94	8.59	25.7	21.7	17.6	8,780
Western Union Co.	WU	18.36	15.32	22.84	1.52	1.70	1.85	12.1	10.8	9.9	9,390
Newell Rubbermaid Inc.	NWL	39.71	31.14	44.51	1.83	2.00	2.36	21.7	19.9	16.8	10,634
CBRE Group, Inc.	CBG	32.00	27.49	39.77	1.59	1.94	2.36	20.1	16.5	13.6	10,662
Laboratory Corp. of America Holdings	LH	108.47	95.61	131.19	6.95	6.80	8.37	15.6	16.0	13.0	10,966
Mohawk Industries, Inc.	MHK	181.79	120.37	212.16	6.84	8.42	11.34	26.6	21.6	16.0	13,437
J.M. Smucker Co.	SJM	114.09	95.60	120.65	6.18	6.14	7.42	18.5	18.6	15.4	13,653
Royal Caribbean Cruises Ltd.	RCL	89.09	52.32	97.60	2.39	3.47	5.44	37.3	25.7	16.4	19,595

Note: Holdings are as of September 30, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2015 stock price. NM=Not Meaningful.

800.292.7435	31

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/15	Low	High	2013 actual calendar	2014 actual calendar	Forward 12 months estimate	2013 actual P/E	2014 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	7.60	6.60	38.96	2.56	(1.15)	(2.30)	3.0	NM	NM	148
International Speedway Corp.	ISCA	31.72	28.09	38.27	0.97	1.45	1.54	32.7	21.9	20.6	848
Bristow Group Inc.	BRS	26.16	25.71	75.00	3.78	4.44	3.78	6.9	5.9	6.9	914
Anixter Intl Inc.	AXE	57.78	56.89	89.95	6.25	6.09	4.73	9.2	9.5	12.2	1,905
Kennametal Inc.	KMT	24.89	23.77	42.18	2.69	2.60	1.89	9.3	9.6	13.2	1,981
Sotheby’s	BID	31.98	31.46	47.28	1.88	2.05	2.78	17.0	15.6	11.5	2,223
Janus Capital Group Inc.	JNS	13.60	12.90	18.98	0.71	0.84	1.06	19.2	16.2	12.8	2,538
Bio-Rad Laboratories, Inc.	BIO	134.31	102.71	152.38	5.25	5.28	5.46	25.6	25.4	24.6	3,229
First American Financial Corp.	FAF	39.07	26.20	43.16	1.72	2.04	2.68	22.7	19.2	14.6	4,245
The Madison Square Garden Co.	MSG	72.14	58.56	87.27	1.56	1.99	2.28	46.2	36.3	31.6	4,489
TEGNA, Inc.	TGNA	22.39	21.63	38.48	N/A	N/A	2.48	N/A	N/A	9.0	5,071
Lazard Ltd	LAZ	43.30	41.26	59.82	2.01	3.20	3.61	21.5	13.5	12.0	5,619
JLL	JLL	143.77	118.79	179.97	6.45	8.84	10.01	22.3	16.3	14.4	6,464
Mattel, Inc.	MAT	21.06	20.35	32.17	2.64	1.57	1.46	8.0	13.4	14.4	7,131
KKR & Co. L.P.	KKR	16.78	8.00	25.04	2.99	1.84	2.25	5.6	9.1	7.5	7,558
Interpublic Group of Cos., Inc.	IPG	19.13	16.37	22.69	0.88	1.07	1.35	21.7	17.9	14.2	7,851
Coach, Inc.	COH	28.93	27.22	43.87	3.41	2.51	1.99	8.5	11.5	14.5	8,028
Towers Watson	TW	117.38	98.10	141.88	5.70	6.00	6.51	20.6	19.6	18.0	8,151
Snap-on Inc.	SNA	150.94	111.28	170.70	5.88	6.94	8.59	25.7	21.7	17.6	8,780
Western Union Co.	WU	18.36	15.32	22.84	1.52	1.70	1.85	12.1	10.8	9.9	9,390
Tiffany & Co.	TIF	77.22	74.28	110.60	3.73	4.20	4.33	20.7	18.4	17.8	9,957
Newell Rubbermaid Inc.	NWL	39.71	31.14	44.51	1.83	2.00	2.36	21.7	19.9	16.8	10,634
CBRE Group, Inc.	CBG	32.00	27.49	39.77	1.59	1.94	2.36	20.1	16.5	13.6	10,662
Laboratory Corp. of America Holdings	LH	108.47	95.61	131.19	6.95	6.80	8.37	15.6	16.0	13.0	10,966
Nordstrom, Inc.	JWN	71.71	66.08	83.16	3.74	3.75	3.97	19.2	19.1	18.1	13,498
J.M. Smucker Co.	SJM	114.09	95.60	120.65	6.18	6.14	7.42	18.5	18.6	15.4	13,653
National Oilwell Varco	NOV	37.65	34.54	76.73	5.17	6.07	2.54	7.3	6.2	14.8	14,450
Stanley Black & Decker, Inc.	SWK	96.98	79.03	111.18	5.90	6.41	7.19	16.4	15.1	13.5	14,908
Viacom, Inc.	VIAB	43.15	36.32	78.00	4.94	5.57	6.12	8.7	7.7	7.1	14,993
Northern Trust Corp.	NTRS	68.16	60.78	79.25	3.04	3.41	3.85	22.4	20.0	17.7	15,871
Omnicom Group Inc.	OMC	65.90	64.03	80.98	4.09	4.43	4.85	16.1	14.9	13.6	16,010
Blackstone Group L.P.	BX	31.67	26.56	44.43	3.07	3.76	3.35	10.3	8.4	9.5	17,599
CBS Corp.	CBS	39.90	38.51	63.95	3.15	3.00	3.84	12.7	13.3	10.4	17,732
St. Jude Medical, Inc.	STJ	63.09	54.80	80.84	3.96	4.38	4.30	15.9	14.4	14.7	17,775
T. Rowe Price Group, Inc.	TROW	69.50	67.76	88.64	3.90	4.55	4.71	17.8	15.3	14.8	17,807
Progressive Corp.	PGR	30.64	24.16	31.70	1.57	1.90	2.23	19.5	16.1	13.7	17,924
Zimmer Biomet Holdings, Inc.	ZBH	93.93	90.92	121.84	6.15	6.46	7.45	15.3	14.5	12.6	19,102
Franklin Resources, Inc.	BEN	37.26	36.15	59.43	3.50	3.79	3.53	10.6	9.8	10.6	22,871
AFLAC Inc.	AFL	58.13	51.41	65.10	6.18	6.19	6.21	9.4	9.4	9.4	25,036
Illinois Tool Works Inc.	ITW	82.31	78.79	100.14	4.01	5.09	5.49	20.5	16.2	15.0	30,133
Thermo Fisher Scientific Inc.	TMO	122.28	107.33	141.25	5.42	6.96	8.00	22.6	17.6	15.3	48,727

Note: Holdings are as of September 30, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2015 stock price. NM=Not Meaningful.

32	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	09/30/15

Number of shares	Common stocks — 99.40%	Value
	Consumer discretionary & services—33.40%
3,548,021	TEGNA, Inc.	$79,440,190
4,106,466	Interpublic Group of Cos., Inc.	78,556,695
2,464,296	International Speedway Corp., Class A	78,167,469
803,240	Royal Caribbean Cruises Ltd.	71,560,652
1,670,654	Newell Rubbermaid Inc.	66,341,670
315,304	Mohawk Industries, Inc.(a)	57,319,114
1,281,908	Meredith Corp.	54,583,643
2,324,800	Mattel, Inc.	48,960,288
577,274	Madison Square Garden Co., Class A(a)	41,644,546
1,136,465	Sotheby’s	36,344,151
2,249,089	Media General Inc.(a)	31,464,755
1,080,710	Gannett Co., Inc.	15,918,858
19,883	Graham Holdings Co., Class B	11,472,491
		671,774,522
	Consumer staples—4.30%
758,445	J.M. Smucker Co.	86,530,990

	Energy—0.73%
1,928,817	Contango Oil & Gas Co.(a)(b)	14,659,009

	Financial services—27.35%
2,170,103	Lazard Ltd, Class A	93,965,460
2,048,788	First American Financial Corp.	80,046,147
4,377,239	KKR & Co. L.P.	73,450,070
1,847,953	CBRE Group, Inc., Class A(a)	59,134,496
561,678	Dun & Bradstreet Corp.	58,976,190
3,192,354	Western Union Co.	58,611,619
399,699	JLL	57,464,725
3,800,516	Janus Capital Group Inc.	51,687,018
200,163	Fair Isaac Corp.	16,913,773
		550,249,498
	Health care—8.54%
576,800	Laboratory Corp. of America Holdings(a)	62,565,496
860,926	Charles River Laboratories Intl, Inc.(a)	54,686,020
406,443	Bio-Rad Laboratories, Inc.(a)	54,589,359
		171,840,875
	Materials & processing—4.79%
1,673,897	Simpson Manufacturing Co., Inc.	56,058,811
2,861,017	U.S. Silica Holdings, Inc.(b)	40,311,730
		96,370,541

800.292.7435	33

Ariel Fund schedule of investments (continued)	09/30/15

Number of shares	Common stocks — 99.40%	Value
	Producer durables—17.09%
3,006,141	Kennametal Inc.	$74,822,849
3,081,562	Brady Corp., Class A	60,583,509
2,067,460	Bristow Group Inc.(b)	54,084,754
856,616	MTS Systems Corp.(b)	51,491,188
283,713	Snap-on Inc.	42,823,640
362,266	Littelfuse, Inc.	33,020,546
4,821,901	Blount Intl, Inc.(a)(b)	26,857,989
		343,684,475
	Technology—3.20%
1,112,903	Anixter Intl Inc.(a)	64,303,535

	Total common stocks (Cost $1,560,692,952)	1,999,413,445

Principal amount	Repurchase agreement —0.90%	Value
$18,057,431	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2015, due 10/01/2015, repurchase price
	$18,057,431, (collaterized by U.S. Treasury Bond, value $18,423,263, 3.38%, due 05/15/2044)
	(Cost $18,057,431)	$18,057,431
	Total Investments—100.30% (Cost $1,578,750,383)	2,017,470,876
	Liabilities less Other Assets—(0.30)%	(6,003,811)
	Net Assets—100.00%	$2,011,467,065

(a)Non-income producing.
(b)Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

34	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	09/30/15

Number of shares	Common stocks — 100.05%	Value
	Consumer discretionary & services—25.60%
3,422,230	Interpublic Group of Cos., Inc.	$65,467,260
912,400	Omnicom Group Inc.	60,127,160
1,172,300	Viacom, Inc., Class B	50,584,745
1,160,000	CBS Corp., Class B	46,284,000
1,912,500	Mattel, Inc.	40,277,250
501,100	Nordstrom, Inc.	35,933,881
1,084,261	International Speedway Corp., Class A	34,392,759
739,800	Newell Rubbermaid Inc.	29,377,458
313,700	Madison Square Garden Co., Class A(a)	22,630,318
241,400	Tiffany & Co.	18,640,908
778,300	TEGNA, Inc.	17,426,137
531,705	Coach, Inc.	15,382,226
366,700	Sotheby’s	11,727,066
		448,251,168
	Consumer staples—4.31%
662,275	J.M. Smucker Co.	75,558,955

	Energy—2.27%
938,700	National Oilwell Varco	35,342,055
586,482	Contango Oil & Gas Co.(a)	4,457,263
		39,799,318
	Financial services—32.16%
1,367,500	AFLAC Inc.	79,492,775
1,885,000	First American Financial Corp.	73,646,950
3,904,500	Western Union Co.	71,686,620
1,025,500	Northern Trust Corp.	69,898,080
1,291,320	Lazard Ltd, Class A	55,914,156
1,248,300	Franklin Resources, Inc.	46,511,658
270,700	JLL	38,918,539
1,577,268	KKR & Co. L.P.	26,466,557
367,100	T. Rowe Price Group, Inc.	25,513,450
741,200	Blackstone Group L.P.	23,473,804
621,100	Progressive Corp.	19,030,504
593,650	CBRE Group, Inc., Class A(a)	18,996,800
1,002,942	Janus Capital Group Inc.	13,640,011
		563,189,904
	Health care—14.39%
748,300	Zimmer Biomet Holdings, Inc.	70,287,819
545,500	Laboratory Corp. of America Holdings(a)	59,170,385
817,300	St. Jude Medical, Inc.	51,563,457
389,754	Thermo Fisher Scientific Inc.	47,659,119
174,125	Bio-Rad Laboratories, Inc.(a)	23,386,729
		252,067,509

800.292.7435	35

Ariel Appreciation Fund schedule of investments (continued)	09/30/15

Number of shares	Common stocks — 100.05%	Value
	Producer durables—18.66%
872,799	Stanley Black & Decker, Inc.	$84,644,047
2,900,400	Kennametal Inc.	72,190,956
1,973,718	Bristow Group Inc.(b)	51,632,463
610,950	Illinois Tool Works Inc.	50,287,294
299,900	Snap-on Inc.	45,266,906
193,400	Towers Watson, Class A	22,701,292
		326,722,958
	Technology—2.66%
806,700	Anixter Intl Inc.(a)	46,611,126

	Total common stocks (Cost $1,298,124,279)	1,752,200,938

Principal amount	Repurchase agreement — 0.68%	Value
$11,870,571	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2015, due 10/01/2015, repurchase price
	$11,870,571, (collaterized by U.S. Treasury Bond, value $12,109,906, 3.13%, due 02/15/2042)
	(Cost $11,870,571)	$11,870,571
	Total Investments—100.73% (Cost $1,309,994,850)	1,764,071,509
	Liabilities less Other Assets—(0.73)%	(12,714,419)
	Net Assets—100.00%	$1,751,357,090

(a)Non-income producing.
(b)Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

36	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	09/30/15

Number of shares	Common stocks —98.60%	Value
	Consumer discretionary & services—10.85%
47,100	Newell Rubbermaid Inc.	$1,870,341
28,100	Bed Bath & Beyond Inc.(a)	1,602,262
123,600	Pier 1 Imports, Inc.	852,840
39,400	Apollo Education Group, Inc., Class A(a)	435,764
		4,761,207
	Energy—11.87%
51,600	National Oilwell Varco	1,942,740
24,600	Exxon Mobil Corp.	1,829,010
20,700	Apache Corp.	810,612
85,800	Chesapeake Energy Corp.(a)	628,914
		5,211,276
	Financial services—21.94%
139,100	Western Union Co.	2,553,876
9,900	Goldman Sachs Group, Inc.	1,720,224
46,150	Morgan Stanley	1,453,725
23,700	JPMorgan Chase & Co.	1,444,989
33,300	Bank of New York Mellon Corp.	1,303,695
37,600	Progressive Corp.	1,152,064
		9,628,573
	Health care—16.86%
16,400	Laboratory Corp. of America Holdings(a)	1,778,908
18,100	Johnson & Johnson	1,689,635
17,300	Zimmer Biomet Holdings, Inc.	1,624,989
73,700	Hanger, Inc.(a)	1,005,268
11,000	St. Jude Medical, Inc.	693,990
18,500	Baxter International Inc.	607,725
		7,400,515
	Materials & processing—5.43%
49,100	Mosaic Co.	1,527,501
134,282	Barrick Gold Corp.	854,034
		2,381,535
	Producer durables—15.09%
13,000	Lockheed Martin Corp.	2,695,030
27,000	Stanley Black & Decker, Inc.	2,618,460
52,600	Kennametal Inc.	1,309,214
		6,622,704
	Technology—16.56%
66,200	Oracle Corp.	2,391,144
16,400	International Business Machines Corp.	2,377,508
30,700	Microsoft Corp.	1,358,782
19,700	Anixter Intl Inc.(a)	1,138,266
		7,265,700
	Total common stocks (Cost $42,963,486)	43,271,510

Principal amount	Repurchase agreement — 0.73%	Value
$321,765	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2015, due 10/01/2015, repurchase price $321,765,
	(collaterized by U.S. Treasury Bond, value $332,250, 3.38%, due 05/15/2044) (Cost $321,765)	$321,765
	Total Investments—99.33% (Cost $43,285,251)	43,593,275
	Other Assets less Liabilities—0.67%	291,747
	Net Assets — 100.00%	$43,885,022

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

800.292.7435	37

Ariel Discovery Fund schedule of investments

Number of shares	Common stocks — 98.09%	Value
	Consumer discretionary & services—19.51%
245,800	Century Casinos, Inc.(a)	$1,511,670
200,674	Rosetta Stone Inc.(a)	1,344,516
81,463	XO Group Inc.(a)	1,151,072
28,700	International Speedway Corp., Class A	910,364
39,900	Superior Industries Intl, Inc.	745,332
76,000	Gaiam, Inc., Class A(a)	467,400
294,775	Leapfrog Enterprises, Inc.(a)	210,322
		6,340,676
	Energy—6.28%
76,600	Gulf Island Fabrication, Inc.	806,598
75,254	Contango Oil & Gas Co.(a)	571,930
126,400	Mitcham Industries, Inc.(a)	477,792
89,136	Broadwind Energy, Inc.(a)	184,511
		2,040,831
	Financial services—15.61%
377,918	Cowen Group, Inc., Class A(a)	1,723,306
30,500	Capital Southwest Corp.	1,445,700
26,600	First American Financial Corp.	1,039,262
34,668	AV Homes, Inc.(a)	468,711
12,100	MB Financial, Inc.	394,944
		5,071,923
	Health care—2.38%
101,100	Kindred Biosciences, Inc.(a)	525,720
537,100	Vical Inc.(a)	247,012
		772,732
	Materials & processing—9.18%
182,236	Rentech, Inc.(a)	1,020,522
82,131	Landec Corp.(a)	958,469
15,573	Simpson Manufacturing Co., Inc.	521,540
268,391	Orion Energy Systems, Inc.(a)	483,104
		2,983,635
	Producer durables—14.41%
171,600	Furmanite Corp.(a)	1,043,328
224,425	Spartan Motors Inc.	926,875
70,400	Electro Rent Corp.	730,752
20,539	Team, Inc.(a)	659,713
17,500	Brink’s Co.	472,675
150,730	Erickson Inc.(a)	471,785
14,500	Bristow Group Inc.	379,320
		4,684,448
	Technology—21.73%
387,000	RealNetworks, Inc.(a)	1,582,830
174,780	PCTEL, Inc.	1,050,428
162,500	Seachange Intl, Inc.(a)	1,023,750
82,900	Brooks Automation, Inc.	970,759
123,240	Telenav Inc.(a)	962,504
369,069	Imation Corp.(a)	786,117
84,800	Electro Scientific Industries, Inc.(a)	393,472
284,900	Rubicon Technology, Inc.(a)	293,447
		7,063,307

38	ARIELINVESTMENTS.COM

09/30/15

Number of shares	Common stocks — 98.09%	Value
	Utilities—8.99%
332,186	ORBCOMM, Inc.(a)	$1,853,598
1,482,212	Pendrell Corp.(a)	1,067,193
		2,920,791
	Total common stocks (Cost $43,907,413)	31,878,343

Principal amount	Repurchase agreement — 1.99%	Value
$647,110	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2015, due 10/01/2015, repurchase price $647,110,
	(collaterized by U.S. Treasury Bond, value $664,500, 3.38%, due 05/15/2044) (Cost $647,110)	$647,110
	Total Investments—100.08% (Cost $44,554,523)	32,525,453
	Liabilities less Other Assets—(0.08)%	(26,813)
	Net Assets — 100.00%	$32,498,640

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Ariel International Fund schedule of investments

Number of shares	Common stocks — 89.61%	Value
	Austria—0.41%
2,928	Vienna Insurance Group	$86,211

	Canada—2.63%
11,330	Rogers Communications Inc.	390,373
6,286	IGM Financial Inc.	159,493
		549,866
	Chile—0.43%
4,902	Banco Santander-Chile ADR	89,314

	China—7.93%
13,893	China Mobile Ltd. ADR	826,634
4,025	Baidu, Inc. ADR(a)	553,075
21,000	China Mobile Ltd.	247,934
32,000	Lenovo Group Ltd	26,962
		1,654,605
	Finland—4.31%
104,121	Nokia Corp. ADR	705,940
28,466	Nokia Corp.	194,187
		900,127
	France—4.51%
4,106	Michelin (CGDE)	373,558
5,550	BNP Paribas SA	325,334
1,819	Technip SA	85,702
556	L’Air Liquide SA	65,638
1,980	Eutelsat Communications	60,621
335	Euler Hermes Group	31,069
		941,922
	Germany—13.24%
12,204	Deutsche Boerse AG	1,050,438
118,063	Telefonica Deutschland GmbH & Co.	720,434
17,498	Dialog Semiconductor plc(a)	699,384
3,581	SAP SE	231,882
1,443	Deutsche Post AG	39,947
243	Beiersdorf AG	21,497
		2,763,582
	Hong Kong—0.36%
98,321	Li & Fung Ltd	75,104

	Ireland—1.14%
3,048	Ryanair Holdings plc ADR(a)	238,658

	Israel—0.54%
30,070	Bank Leumi Le-Israel BM(a)	112,218

	Italy—1.13%
36,300	Snam SpA	186,340
1,158	DiaSorin SpA	50,619
		236,959

40	ARIELINVESTMENTS.COM

09/30/15

Number of shares	Common stocks — 89.61%	Value
	Japan—13.99%
2,800	Nintendo Co., Ltd.	$468,203
4,300	Shimamura Co., Ltd.	460,951
7,000	Toyota Motor Corp.	406,760
61,500	Anritsu Corp	371,671
12,500	Canon Inc.	359,897
24,500	Nikon Corp.	294,494
2,600	Daito Trust Construction Co., Ltd.	262,785
6,400	Japan Tobacco Inc.	197,124
3,384	Canon Inc. ADR	98,034
		2,919,919
	Luxembourg—0.36%
602	RTL Group(b)	51,796
268	RTL Group(c)	23,086
		74,882
	Netherlands—4.68%
44,916	Ahold N.V.	873,793
1,603	Gemalto N.V.	103,907
		977,700
	Singapore—0.41%
6,600	United Overseas Bank Ltd.	86,034

	Spain—0.84%
2,267	Tecnicas Reunidas SA	100,148
20,744	Banco Popular Español SA	75,541
		175,689
	Sweden—0.59%
3,363	H&M Hennes & Mauritz AB, Class B	122,829

	Switzerland—9.68%
3,921	Roche Holding AG	1,033,960
1,207	Swisscom AG	602,138
103	SGS SA	179,663
6,569	UBS AG	121,391
651	Nestle SA	48,929
139	Zurich Insurance Group Ltd	34,115
		2,020,196
	United Arab Emirates—0.10%
45,391	Dubai Financial Market	20,762

800.292.7435	41

Ariel International Fund schedule of investments (continued)	09/30/15

Number of shares	Common stocks — 89.61%	Value
	United Kingdom—17.73%
23,906	GlaxoSmithKline plc ADR	$919,186
8,224	Reckitt Benckiser Group plc	744,834
62,490	HSBC Holdings plc	471,430
4,917	Royal Dutch Shell plc ADR	233,017
2,055	British American Tobacco plc ADR	226,214
10,888	GlaxoSmithKline plc	208,521
29,084	British Telecom Group plc	184,611
10,156	IMI plc	145,723
5,431	Diageo plc	145,460
18,961	Countrywide plc	143,990
2,913	HSBC Holdings plc ADR	110,344
1,118	BT Group plc ADR	71,273
5,032	IG Group Holdings plc	58,576
1,637	Royal Dutch Shell plc, Class A	38,483
		3,701,662
	United States—4.60%
6,100	Philip Morris Intl, Inc.	483,913
2,026	Core Laboratories N.V.	202,195
5,525	Markit Ltd.(a)	160,225
1,188	Harman Intl Industries, Inc.	114,036
		960,369
	Total common stocks (Cost $18,792,872)	18,708,608

Number of shares	Investment companies—1.71%	Value
	Exchange Traded Funds—1.71%
8,155	Vanguard MSCI EAFE ETF	$290,644
1,346	Vanguard MSCI Europe ETF	66,196
		356,840
	Total investment companies (Cost $345,948)	356,840

Principal amount	Repurchase agreement — 4.82%	Value
$1,005,659	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2015, due 10/01/2015, repurchase price $1,005,659, (collaterized by U.S. Treasury Bond, value $1,029,844, 3.13%, due 02/15/2042) (Cost $1,005,659)	$1,005,659
	Total Investments—96.14% (Cost $20,144,479)	20,071,107
	Cash, Foreign Currency, Other Assets less Liabilities—3.86%	805,587
	Net Assets—100.00%	$20,876,694

(a)	Non-income producing.
(b)	This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
(c)	This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
ADR American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

42	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/15

Number of shares	Common stocks — 97.83%	Value
	Brazil—0.61%
31,177	Itau Unibanco Holding SA ADR	$206,392
22,338	Souza Cruz SA	151,005
		357,397
	Canada—1.93%
23,822	Rogers Communications Inc.	820,783
9,585	IGM Financial Inc.	243,198
2,218	Suncor Energy, Inc.	59,318
		1,123,299
	Chile—1.11%
35,471	Banco Santander-Chile ADR	646,282

	China—10.59%
21,553	Baidu, Inc. ADR(a)	2,961,598
170,000	China Mobile Ltd.	2,007,084
18,966	China Mobile Ltd. ADR	1,128,477
66,000	Lenovo Group Ltd	55,610
		6,152,769
	Finland—2.20%
153,701	Nokia Corp. ADR	1,042,093
34,994	Nokia Corp.	238,719
		1,280,812
	France—4.03%
16,850	Michelin (CGDE)	1,532,991
8,115	BNP Paribas SA	475,691
1,726	L’Air Liquide SA	203,760
2,681	Technip SA	126,316
		2,338,758
	Germany—6.42%
24,068	Deutsche Boerse AG	2,071,612
152,833	Telefonica Deutschland GmbH & Co.	932,605
18,129	Dialog Semiconductor plc(a)	724,605
		3,728,822
	Hong Kong—0.23%
176,000	Li & Fung Ltd	134,440

	Israel—0.17%
25,721	Bank Leumi Le-Israel BM(a)	95,988

	Italy—0.37%
42,008	Snam SpA	215,641

800.292.7435	43

Ariel Global Fund schedule of investments (continued)

Number of shares	Common stocks — 97.83%	Value
	Japan—6.16%
5,500	Shimamura Co., Ltd.	$589,589
47,700	Nikon Corp.	573,362
3,150	Nintendo Co., Ltd.	526,729
8,700	Toyota Motor Corp.	505,545
3,900	Daito Trust Construction Co., Ltd.	394,177
13,300	Canon Inc.	382,930
10,900	Japan Tobacco Inc.	335,727
22,600	Anritsu Corp	136,581
1,155	Toyota Motor Corp. ADR	135,458
		3,580,098
	Mexico—0.19%
15,029	Santander Mexico Financial Group ADR	110,313

	Netherlands—2.24%
51,918	Ahold N.V.	1,010,009
4,498	Gemalto N.V.	291,562
		1,301,571
	Peru—0.17%
905	Credicorp Ltd.	96,256

	Singapore—0.28%
12,300	United Overseas Bank Ltd.	160,335

	Spain—0.37%
4,808	Tecnicas Reunidas SA	212,400

	Sweden—0.10%
1,596	H&M Hennes & Mauritz AB, Class B	58,292

	Switzerland—7.83%
11,409	Roche Holding AG	3,008,530
2,263	Swisscom AG	1,128,946
169	SGS SA	294,788
377	Geberit AG	115,158
		4,547,422
	Turkey—0.23%
15,500	Turkcell Iletisim Hizmetleri AS ADR	134,540

	United Kingdom—8.99%
50,512	GlaxoSmithKline plc ADR	1,942,186
79,279	GlaxoSmithKline plc	1,518,304
86,458	HSBC Holdings plc	652,246
5,236	Reckitt Benckiser Group plc	474,216
5,694	HSBC Holdings plc ADR	215,689
29,536	British Telecom Group plc	187,480
6,570	Diageo plc	175,966
3,920	IMI plc	56,246
		5,222,333

44	ARIELINVESTMENTS.COM

09/30/15

Number of shares	Common stocks — 97.83%	Value
	United States—43.61%
43,320	Gilead Sciences, Inc.	$4,253,591
72,383	Microsoft Corp.	3,203,672
50,447	Southern Co.	2,254,981
21,261	Harman Intl Industries, Inc.	2,040,843
44,519	Verizon Communications Inc.	1,937,022
18,860	Philip Morris Intl, Inc.	1,496,164
20,311	Quest Diagnostics Inc.	1,248,517
12,690	Johnson & Johnson	1,184,611
66,451	Tumi Holdings Inc.(a)	1,170,867
22,018	U.S. Bancorp	902,958
97,065	Acacia Research Corp.	881,350
66,019	Ruckus Wireless, Inc.(a)	784,306
68,461	QLogic Corp.(a)	701,725
5,865	Core Laboratories N.V.	585,327
7,681	Schlumberger Ltd.	529,759
3,130	Berkshire Hathaway Inc., Class B(a)	408,152
4,461	Wal-Mart Stores, Inc.	289,251
8,528	Coach, Inc.	246,715
2,666	Ansys, Inc.(a)	234,981
2,169	The PNC Financial Service Group, Inc.	193,475
2,573	American Express Co.	190,736
7,305	EMC Corp.	176,489
1,563	Rockwell Collins, Inc.	127,916
1,698	Occidental Petroleum Corp.	112,323
1,275	EOG Resources Inc.	92,820
923	Accenture plc, Class A	90,694
		25,339,245
	Total common stocks (Cost $55,613,428)	56,837,013

Principal amount	Repurchase agreement — 1.64%	Value
$952,057	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2015, due 10/01/2015, repurchase price $952,057, (collaterized by U.S. Treasury Bond, value $974,600, 3.38%, due 05/15/2044) (Cost $952,057)	$952,057
	Total Investments—99.47% (Cost $56,565,485)	57,789,070
	Cash, Foreign Currency, Other Assets less Liabilities—0.53%	308,790
	Net Assets—100.00%	$58,097,860

(a)Non-income producing.
ADR American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

800.292.7435	45

Statements of assets & liabilities

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,167,170,831, $1,175,080,581, $42,963,486 and $43,907,413, respectively)	$1,812,008,775	$1,700,568,475	$43,271,510	$31,878,343

Investments in affiliated issuers, at value (cost $393,522,121, $123,043,698, respectively)	187,404,670	51,632,463	—	—

Repurchase agreements, at value (cost $18,057,431, $11,870,571, $321,765 and $647,110, respectively)	18,057,431	11,870,571	321,765	647,110
Receivable for fund shares sold	1,625,114	986,534	8,671	1,392
Receivable for securities sold	—	—	365,299	—
Dividends and interest receivable	1,495,419	2,673,351	9,123	11,292
Prepaid and other assets	30,214	14,982	1,591	3,958
Total assets	2,020,621,623	1,767,746,376	43,977,959	32,542,095

Liabilities:
Payable for securities purchased	5,101,014	9,441,693	—	—
Payable for fund shares redeemed	3,184,196	6,162,222	36,656	—
Other liabilities	869,348	785,371	56,281	43,455
Total liabilities	9,154,558	16,389,286	92,937	43,455
Net assets	$2,011,467,065	$1,751,357,090	$43,885,022	$32,498,640

Net assets consist of:
Paid-in capital	$1,330,635,075	$1,138,517,280	$39,152,909	$42,860,654
Undistributed net investment income (loss)	18,191,712	19,436,414	437,188	—
Accumulated net realized gain on investments	223,919,785	139,326,737	3,986,901	1,667,056
Net unrealized appreciation (depreciation) on investments	438,720,493	454,076,659	308,024	(12,029,070)
Total net assets	$2,011,467,065	$1,751,357,090	$43,885,022	$32,498,640

Investor class shares:
Net assets	$1,494,724,209	$1,557,795,611	$33,552,906	$6,057,801
Shares outstanding (no par value, unlimited authorized)	23,380,092	32,447,427	2,867,831	671,071
Net asset value, offering and redemption price per share	$63.93	$48.01	$11.70	$9.03

Institutional class shares:
Net assets	$516,742,856	$193,561,479	$10,332,116	$26,440,839
Shares outstanding (no par value, unlimited authorized)	8,063,851	4,018,412	882,669	2,896,048
Net asset value, offering and redemption price per share	$64.08	$48.17	$11.71	$9.13

The accompanying notes are an integral part of the financial statements.
46	ARIELINVESTMENTS.COM

09/30/15

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $19,138,820 and $55,613,428, respectively)	$19,065,448	$56,837,013
Repurchase agreements, at value (cost $1,005,659 and $952,057, respectively)	1,005,659	952,057
Foreign currencies (cost $546,412 and $155,502, respectively)	550,658	155,523
Cash	187,082	—
Dividends and interest receivable	72,567	135,641
Receivable for dividend reclaims	26,107	63,073
Receivable for fund shares sold	79,959	1,292
Receivable for securities and foreign currencies sold	357	245,468
Appreciation of forward currency contracts	18,192	18,975
Prepaid and other assets	3,074	3,465
Total assets	21,009,103	58,412,507

Liabilities:
Payable for securities and foreign currencies purchased	—	180,546
Depreciation of forward currency contracts	69,085	74,392
Other liabilities	63,324	59,709
Total liabilities	132,409	314,647
Net assets	$20,876,694	$58,097,860

Net assets consist of:
Paid-in capital	$21,015,769	$56,248,331
Undistributed net investment income	13,921	736,328
Accumulated net realized loss on investments, foreign currencies and forward currency contracts	(31,053)	(50,682)
Net unrealized appreciation (depreciation) on:
Investments	(73,372)	1,223,585
Translation of assets and liabilities in foreign currencies	2,322	(4,285)
Forward currency contracts	(50,893)	(55,417)
Total net assets	$20,876,694	$58,097,860

Investor class shares:
Net assets	$11,290,160	$6,095,379
Shares outstanding (no par value, unlimited authorized)	927,554	464,965
Net asset value, offering and redemption price per share	$12.17	$13.11

Institutional class shares:
Net assets	$9,586,534	$52,002,481
Shares outstanding (no par value, unlimited authorized)	801,582	4,060,895
Net asset value, offering and redemption price per share	$11.96	$12.81

The accompanying notes are an integral part of the financial statements.
800.292.7435	47

Statements of operations

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$36,974,852		$40,293,105		$1,182,307 (b)	$240,385
Affiliated issuers	3,691,739	(a)	2,033,032	(a)	—	—
Total investment income	40,666,591		42,326,137		1,182,307	240,385

Expenses:
Management fees	13,979,725		14,022,722		406,033	329,448
Distribution fees (Investor Class)	4,605,158		4,603,590		125,448	20,913
Shareholder service fees
Investor Class	1,907,599		1,958,438		38,639	23,394
Institutional Class	524,704		100,665		3,559	25,879
Transfer agent fees and expenses
Investor Class	566,386		488,951		60,538	27,624
Institutional Class	19,319		21,191		16,621	18,023
Printing and postage expenses
Investor Class	442,626		433,090		16,534	7,459
Institutional Class	58,977		14,613		1,319	2,569
Trustees’ fees and expenses	279,284		250,738		49,134	48,059
Professional fees	105,192		96,824		41,155	38,131
Custody fees and expenses	53,300		45,767		8,468	10,432
Federal and state registration fees	93,681		61,935		34,219	35,588
Interest expense	1,347		—		137	339
Miscellaneous expenses	162,651		146,934		16,724	12,460
Total expenses before reimbursements	22,799,949		22,245,458		818,528	600,318
Expense reimbursements	—		—		(224,443)	(167,256)
Net expenses	22,799,949		22,245,458		594,085	433,062
Net investment income (loss)	17,866,642		20,080,679		588,222	(192,677)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	291,352,726		173,148,634		4,501,775	2,921,401
Affiliated issuers	(11,935,757	)(a)	—		—	—
Change in net unrealized depreciation on investments
Unaffiliated issuers	(187,650,330)		(186,681,499)		(12,497,190)	(8,990,160)
Affiliated issuers	(182,266,495	)(a)	(71,411,235	)(a)	—	—
Net loss on investments	(90,499,856)		(84,944,100)		(7,995,415)	(6,068,759)
Net decrease in net assets resulting from operations	$(72,633,214)		$(64,863,421)		$(7,407,193)	$(6,261,436)

(a)See Note Six for information on affiliated issuers.
(b)Net of $3,155 in foreign taxes withheld.
The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

YEAR ENDED 09/30/15

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$416,408 (a)	$1,425,329 (a)
Total investment income	416,408	1,425,329

Expenses:
Management fees	124,622	472,587
Distribution fees (Investor Class)	17,056	10,254
Shareholder service fees
Investor Class	24,888	20,509
Institutional Class	1,776	20,684
Transfer agent fees and expenses
Investor Class	25,007	24,313
Institutional Class	16,371	16,163
Printing and postage expenses
Investor Class	5,592	5,100
Institutional Class	2,050	1,312
Trustees’ fees and expenses	45,099	48,659
Professional fees	45,769	46,557
Custody fees and expenses	24,908	20,808
Administration fees	49,984	50,005
Fund accounting fees	43,467	43,040
Federal and state registration fees	33,769	34,040
Interest expense	1,233	1,246
Miscellaneous expenses	10,722	12,425
Total expenses before reimbursements	472,313	827,702
Expense reimbursements	(298,247)	(225,468)
Net expenses	174,066	602,234
Net investment income	242,342	823,095

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(3,101)	186,298
Foreign currency translations	(96,874)	(106,417)
Forward currency contracts	(178,190)	(136,605)
Total	(278,165)	(56,724)
Change in net unrealized appreciation (depreciation) on:
Investments	(720,238)	(3,759,633)
Foreign currency translations	10,005	3,239
Forward currency contracts	(24,862)	(97,868)
Total	(735,095)	(3,854,262)
Net loss on investments	(1,013,260)	(3,910,986)
Net decrease in net assets resulting from operations	$(770,918)	$(3,087,891)

(a)Net of $37,575 and $89,576 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.

800.292.7435	49

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment income	$17,866,642	$21,256,987	$20,080,679	$16,414,474
Net realized gain on investments and foreign currency transactions	279,416,969	345,759,329	173,148,634	210,407,806
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(369,916,825)	(51,184,838)	(258,092,734)	22,139
Net increase (decrease) in net assets from operations	(72,633,214)	315,831,478	(64,863,421)	226,844,419

Distributions to shareholders:
Net investment income
Investor Class	(9,991,682)	(10,851,589)	(12,975,423)	(14,751,167)
Institutional Class	(4,565,741)	(4,607,417)	(1,997,000)	(1,572,228)
Capital gains
Investor Class	(218,025,914)	—	(192,280,387)	(118,921,348)
Institutional Class	(52,469,101)	—	(19,253,268)	(8,666,891)
Total distributions	(285,052,438)	(15,459,006)	(226,506,078)	(143,911,634)

Share transactions:
Shares issued
Investor Class	362,867,652	318,436,106	236,934,382	276,063,353
Institutional Class	374,354,633	229,450,739	79,585,733	66,585,579
Shares issued in reinvestment of dividends and distributions
Investor Class	222,753,416	10,618,853	200,305,949	130,740,322
Institutional Class	57,031,676	4,604,671	20,271,790	10,235,442
Shares redeemed
Investor Class	(577,044,021)	(603,276,772)	(396,872,526)	(464,353,100)
Institutional Class	(221,046,008)	(263,154,871)	(44,725,150)	(31,986,635)
Net increase (decrease) from share transactions	218,917,348	(303,321,274)	95,500,178	(12,715,039)
Total increase (decrease) in net assets	(138,768,304)	(2,948,802)	(195,869,321)	70,217,746

Net assets:
Beginning of year	2,150,235,369	2,153,184,171	1,947,226,411	1,877,008,665
End of year	$2,011,467,065	$2,150,235,369	$1,751,357,090	$1,947,226,411
Undistributed net investment income included in net assets at end of year	$18,191,712	$14,882,623	$19,436,414	$14,328,158

Capital share transactions:
Investor shares
Shares sold	4,871,741	4,271,626	4,328,562	4,988,648
Shares issued to holders in reinvestment of dividends	3,117,567	144,415	3,759,118	2,441,961
Shares redeemed	(7,961,074)	(8,325,017)	(7,312,435)	(8,424,192)
Net increase (decrease)	28,234	(3,908,976)	775,245	(993,583)

Institutional shares
Shares sold	5,113,496	3,194,012	1,451,957	1,201,260
Shares issued to holders in reinvestment of dividends	795,751	62,631	378,926	190,346
Shares redeemed	(3,028,127)	(3,640,163)	(830,083)	(574,780)
Net increase (decrease)	2,881,120	(383,520)	1,000,800	816,826

The accompanying notes are an integral part of the financial statements.

50	ARIELINVESTMENTS.COM

	Ariel Focus Fund		Ariel Discovery Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment income (loss)	$588,222	$516,820	$(192,677)	$(309,409)
Net realized gain on investments and foreign currency translations	4,501,775	6,657,134	2,921,401	1,840,036
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(12,497,190)	1,642,553	(8,990,160)	(5,638,975)
Net increase (decrease) in net assets from operations	(7,407,193)	8,816,507	(6,261,436)	(4,108,348)

Distributions to shareholders:
Net investment income
Investor Class	(403,404)	(294,442)	—	—
Institutional Class	(136,885)	(120,809)	—	—
Capital gains
Investor Class	(5,136,235)	(2,162,389)	(494,961)	(147,218)
Institutional Class	(1,205,972)	(589,253)	(1,846,490)	(446,951)
Total distributions	(6,882,496)	(3,166,893)	(2,341,451)	(594,169)

Share transactions:
Shares issued
Investor Class	7,446,501	16,051,424	1,617,271	4,006,796
Institutional Class	149,009	815,186	3,713,192	20,339,273
Shares issued in reinvestment of dividends and distributions
Investor Class	4,800,743	2,139,910	485,212	145,169
Institutional Class	1,339,752	707,489	1,846,490	446,951
Shares redeemed
Investor Class	(20,887,925)	(13,132,875)	(4,684,689)	(3,253,455)
Institutional Class	(680,965)	(1,519,712)	(8,117,031)	(8,076,188)
Net increase (decrease) from share transactions	(7,832,885)	5,061,422	(5,139,555)	13,608,546
Total increase (decrease) in net assets	(22,122,574)	10,711,036	(13,742,442)	8,906,029

Net assets:
Beginning of year	66,007,596	55,296,560	46,241,082	37,335,053
End of year	$43,885,022	$66,007,596	$32,498,640	$46,241,082
Undistributed net investment income included in net assets at end of year	$437,188	$389,255	$—	$—

Capital share transactions:
Investor shares
Shares sold	532,475	1,120,567	139,906	306,814
Shares issued to holders in reinvestment of dividends	340,544	153,101	41,578	11,193
Shares redeemed	(1,543,154)	(906,178)	(396,400)	(253,072)
Net increase (decrease)	(670,135)	367,490	(214,916)	64,935

Institutional shares
Shares sold	10,694	56,737	342,262	1,527,516
Shares issued to holders in reinvestment of dividends	94,904	50,500	156,748	34,275
Shares redeemed	(49,255)	(100,680)	(680,129)	(645,932)
Net increase (decrease)	56,343	6,557	(181,119)	915,859

The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Statements of changes in net assets (continued)

	Ariel International Fund		Ariel Global Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment income	$242,342	$257,600	$823,095	$705,303
Net realized income (loss) on investments and foreign currency translations	(278,165)	368,909	(56,724)	799,140
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(735,095)	(386,480)	(3,854,262)	1,954,904
Net increase (decrease) in net assets from operations	(770,918)	240,029	(3,087,891)	3,459,347

Distributions to shareholders:
Net investment income
Investor Class	(51,220)	—	—	—
Institutional Class	(160,003)	(19,643)	(728,413)	(111,707)
Capital gains
Investor Class	(125,440)	(54,466)	(28,533)	(44,335)
Institutional Class	(221,181)	(56,777)	(551,839)	(664,135)
Total distributions	(557,844)	(130,886)	(1,308,785)	(820,177)

Share transactions:
Shares issued
Investor Class	8,597,223	3,823,489	4,233,566	1,214,914
Institutional Class	1,520,495	4,391,458	1,323,358	24,769,222
Shares issued in reinvestment of dividends and distributions
Investor Class	140,873	42,272	17,785	22,614
Institutional Class	366,323	70,701	1,271,708	767,187
Shares redeemed
Investor Class	(1,531,911)	(1,356,437)	(541,673)	(553,655)
Institutional Class	(184,759)	(172,493)	(562,837)	(36,148)
Net increase from share transactions	8,908,244	6,798,990	5,741,907	26,184,134
Total increase in net assets	7,579,482	6,908,133	1,345,231	28,823,304

Net assets:
Beginning of year	13,297,212	6,389,079	56,752,629	27,929,325
End of year	$20,876,694	$13,297,212	$58,097,860	$56,752,629
Undistributed net investment income included in net assets at end of year	$13,921	$231,462	$736,328	$682,814

Capital share transactions:
Investor shares
Shares sold	661,312	293,416	301,181	89,286
Shares issued to holders in reinvestment of dividends	11,371	3,368	1,263	1,734
Shares redeemed	(121,811)	(102,673)	(39,169)	(40,732)
Net increase	550,872	194,111	263,275	50,288

Institutional shares
Shares sold	121,091	336,142	98,900	1,818,325
Shares issued to holders in reinvestment of dividends	30,111	5,661	93,004	59,445
Shares redeemed	(14,782)	(13,329)	(41,550)	(2,776)
Net increase	136,420	328,474	150,354	1,874,994

The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Years ended September 30
Ariel Fund (Investor Class)	2015	2014	2013	2012	2011
Net asset value, beginning of year	$75.33	$65.57	$49.67	$36.74	$42.78
Income from investment operations:
Net investment income	0.50	0.67	0.48	0.29	0.09
Net realized and unrealized gain (loss) on investments	(2.07)	9.50	15.91	12.73	(6.13)
Total from investment operations	(1.57)	10.17	16.39	13.02	(6.04)

Distributions to shareholders:
Dividends from net investment income	(0.40)	(0.41)	(0.49)	(0.09)	(0.00	)(a)
Distributions from capital gains	(9.43)	—	—	—	—
Total distributions	(9.83)	(0.41)	(0.49)	(0.09)	(0.00)
Net asset value, end of year	$63.93	$75.33	$65.57	$49.67	$36.74
Total return	(3.40)%	15.52%	33.28%	35.48%	(14.11)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,494,724	$1,759,016	$1,787,490	$1,422,415	$1,350,852
Ratio of expenses to average net assets	1.02%	1.03%	1.03%	1.06%	1.04%
Ratio of net investment income to average net assets	0.67%	0.88%	0.83%	0.56%	0.16%
Portfolio turnover rate	25%	29%	30%	27%	29%

	Years ended September 30
Ariel Fund (Institutional Class)	2015	2014	2013	December 30, 2011(d) to September 30, 2012
Net asset value, beginning of period	$75.49	$65.70	$49.79	$42.97
Income from investment operations:
Net investment income	0.57	0.81	0.59	0.36
Net realized and unrealized gain (loss) on investments	(1.93)	9.60	16.00	6.46
Total from investment operations	(1.36)	10.41	16.59	6.82

Distributions to shareholders:
Dividends from net investment income	(0.62)	(0.62)	(0.68)	—
Distributions from capital gains	(9.43)	—	—	—
Total distributions	(10.05)	(0.62)	(0.68)	—
Net asset value, end of period	$64.08	$75.49	$65.70	$49.79
Total return	(3.11)%	15.88%	33.72%	15.87	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$516,743	$391,219	$365,694	$103,092
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.68	%(c)
Ratio of net investment income to average net assets	0.97%	1.21%	1.04%	1.06	%(c)
Portfolio turnover rate	25%	29%	30%	27	%(b)

(a)Amount is less than $(0.005).
(b)Not annualized.
(c)Annualized.
(d)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435	53

Financial highlights For a share outstanding throughout each period (continued)

	Years ended September 30
Ariel Appreciation Fund (Investor Class)	2015	2014	2013	2012	2011
Net asset value, beginning of year	$56.12	$53.83	$45.13	$34.81	$37.79
Income from investment operations:
Net investment income	0.50	0.43	0.44	0.35	0.13
Net realized and unrealized gain (loss) on investments	(2.08)	5.92	13.08	10.52	(3.10)
Total from investment operations	(1.58)	6.35	13.52	10.87	(2.97)

Distributions to shareholders:
Dividends from net investment income	(0.37)	(0.42)	(0.33)	(0.16)	(0.01)
Distributions from capital gains	(6.16)	(3.64)	(4.49)	(0.39)	—
Total distributions	(6.53)	(4.06)	(4.82)	(0.55)	(0.01)
Net asset value, end of year	$48.01	$56.12	$53.83	$45.13	$34.81
Total return	(3.89)%	12.22%	34.31%	31.57%	(7.86)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,557,796	$1,777,388	$1,758,277	$1,290,470	$1,143,406
Ratio of expenses to average net assets	1.12%	1.12%	1.13%	1.17%	1.15%
Ratio of net investment income to average net assets	0.95%	0.79%	1.00%	0.79%	0.30%
Portfolio turnover rate	22%	24%	28%	28%	26%

	Years ended September 30
Ariel Appreciation Fund (Institutional Class)	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$56.28	$53.95	$45.19	$38.70
Income from investment operations:
Net investment income	0.65	0.60	0.35	0.32
Net realized and unrealized gain (loss) on investments	(2.04)	5.96	13.34	6.17
Total from investment operations	(1.39)	6.56	13.69	6.49

Distributions to shareholders:
Dividends from net investment income	(0.56)	(0.59)	(0.44)	—
Distributions from capital gains	(6.16)	(3.64)	(4.49)	—
Total distributions	(6.72)	(4.23)	(4.93)	—
Net asset value, end of period	$48.17	$56.28	$53.95	$45.19
Total return	(3.55)%	12.59%	34.76%	16.77	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$193,561	$169,839	$118,732	$14,934
Ratio of expenses to average net assets	0.79%	0.79%	0.80%	0.99	%(b)
Ratio of net investment income to average net assets	1.31%	1.16%	1.35%	1.08	%(b)
Portfolio turnover rate	22%	24%	28%	28	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

54	ARIELINVESTMENTS.COM

	Years ended September 30
Ariel Focus Fund (Investor Class)	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.12	$13.85	$10.95	$9.27	$9.49
Income from investment operations:
Net investment income	0.14	0.11	0.14	0.10	0.04
Net realized and unrealized gain (loss) on investments	(1.99)	1.95	2.89	1.64	(0.23)
Total from investment operations	(1.85)	2.06	3.03	1.74	(0.19)

Distributions to shareholders:
Dividends from net investment income	(0.11)	(0.09)	(0.13)	(0.06)	(0.03)
Distributions from capital gains	(1.46)	(0.70)	—	—	—
Total distributions	(1.57)	(0.79)	(0.13)	(0.06)	(0.03)
Net asset value, end of year	$11.70	$15.12	$13.85	$10.95	$9.27
Total return	(13.98)%	15.42%	28.02%	18.81%	(2.07)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$33,553	$53,500	$43,925	$33,274	$42,547
Ratio of expenses to average net assets, including waivers	1.00%	1.08%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.37%	1.40%	1.54%	1.58%	1.51%
Ratio of net investment income to average net assets, including waivers	0.89%	0.78%	1.19%	0.88%	0.37%
Ratio of net investment income to average net assets, excluding waivers	0.52%	0.46%	0.90%	0.55%	0.11%
Portfolio turnover rate	16%	40%	41%	32%	40%

	Years ended September 30
Ariel Focus Fund (Institutional Class)	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$15.14	$13.87	$10.97	$9.82
Income from investment operations:
Net investment income	0.15	0.15	0.19	0.10
Net realized and unrealized gain (loss) on investments	(1.97)	1.96	2.87	1.05
Total from investment operations	(1.82)	2.11	3.06	1.15

Distributions to shareholders:
Dividends from net investment income	(0.15)	(0.14)	(0.16)	—
Distributions from capital gains	(1.46)	(0.70)	—	—
Total distributions	(1.61)	(0.84)	(0.16)	—
Net asset value, end of period	$11.71	$15.14	$13.87	$10.97
Total return	(13.77)%	15.74%	28.36%	11.71	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,332	$12,507	$11,372	$10,470
Ratio of expenses to average net assets, including waivers	0.75%	0.83%	1.00%	1.00	%(b)
Ratio of expenses to average net assets, excluding waivers	1.07%	1.06%	1.19%	1.29	%(b)
Ratio of net investment income to average net assets, including waivers	1.15%	1.02%	1.46%	1.15	%(b)
Ratio of net investment income to average net assets, excluding waivers	0.84%	0.79%	1.27%	0.86	%(b)
Portfolio turnover rate	16%	40%	41%	32	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435	55

Financial highlights For a share outstanding throughout each period (continued)

	Years ended September 30
Ariel Discovery Fund (Investor Class)	2015	2014	2013	2012	January 31, 2011(c) to September 30, 2011
Net asset value, beginning of period	$11.59	$12.47	$10.63	$7.71	$10.00
Income from investment operations:
Net investment loss	(0.11)	(0.10)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.79)	(0.60)	1.90	3.00	(2.23)
Total from investment operations	(1.90)	(0.70)	1.84	2.92	(2.29)

Distributions to shareholders:
Distributions from capital gains	(0.66)	(0.18)	—	—	—
Total distributions	(0.66)	(0.18)	—	—	—
Net asset value, end of period	$9.03	$11.59	$12.47	$10.63	$7.71
Total return	(17.69)%	(5.80)%	17.31%	37.87%	(22.90	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$6,058	$10,272	$10,239	$4,240	$3,177
Ratio of expenses to average net assets, including waivers	1.25%	1.33%	1.50%	1.50%	1.50	%(b)
Ratio of expenses to average net assets, excluding waivers	2.10%	1.93%	2.90%	5.18%	6.75	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.67)%	(0.79)%	(0.79)%	(0.92)%	(1.17	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(1.52)%	(1.39)%	(2.19)%	(4.60)%	(6.42	)%(b)
Portfolio turnover rate	29%	36%	31%	33%	18	%(a)

	Years ended September 30
Ariel Discovery Fund (Institutional Class)	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$11.69	$12.54	$10.66	$9.01
Income from investment operations:
Net investment loss	(0.04)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.86)	(0.61)	1.91	1.70
Total from investment operations	(1.90)	(0.67)	1.88	1.65

Distributions to shareholders:
Distributions from capital gains	(0.66)	(0.18)	—	—
Total distributions	(0.66)	(0.18)	—	—
Net asset value, end of period	$9.13	$11.69	$12.54	$10.66
Total return	(17.53)%	(5.52)%	17.64%	18.31	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$26,441	$35,970	$27,096	$2,244
Ratio of expenses to average net assets, including waivers	1.00%	1.07%	1.25%	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	1.29%	1.25%	1.93%	4.78	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.42)%	(0.53)%	(0.61)%	(0.75	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(0.71)%	(0.71)%	(1.29)%	(4.28	)%(b)
Portfolio turnover rate	29%	36%	31%	33	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

56	ARIELINVESTMENTS.COM

	Years ended September 30
Ariel International Fund (Investor Class)	2015		2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$12.85		$12.38	$9.77	$10.00
Income from investment operations:
Net investment income	0.01		0.22	0.07	0.16
Net realized and unrealized gain (loss) on investments	(0.23)		0.41	2.65	(0.39)
Total from investment operations	(0.22)		0.63	2.72	(0.23)

Distributions to shareholders:
Dividends from net investment income	(0.13)		—	(0.11)	—
Distributions from capital gains	(0.33)		(0.16)	—	—
Total distributions	(0.46)		(0.16)	(0.11)	—
Net asset value, end of period	$12.17		$12.85	$12.38	$9.77
Total return	(1.79)%		5.22%	28.11%	(2.30	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$11,290		$4,842	$2,260	$1,313
Ratio of expenses to average net assets, including waivers	1.26	%(d)	1.29%	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	3.49%		4.24%	9.36%	17.00	%(b)
Ratio of net investment income to average net assets, including waivers	1.39%		2.13%	0.98%	2.93	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.84)%		(0.82)%	(6.98)%	(12.67	)%(b)
Portfolio turnover rate	34%		19%	29%	21	%(a)

	Years ended September 30
Ariel International Fund (Institutional Class)	2015		2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$12.71		$12.26	$9.78	$10.00
Income from investment operations:
Net investment income	0.18		0.29	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.37)		0.38	2.59	(0.33)
Total from investment operations	(0.19)		0.67	2.73	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.23)		(0.06)	(0.25)	—
Distributions from capital gains	(0.33)		(0.16)	—	—
Total distributions	(0.56)		(0.22)	(0.25)	—
Net asset value, end of period	$11.96		$12.71	$12.26	$9.78
Total return	(1.48)%		5.48%	28.42%	(2.20	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$9,587		$8,455	$4,129	$1,926
Ratio of expenses to average net assets, including waivers	1.01	%(d)	1.03%	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	2.68%		3.17%	6.53%	15.70	%(b)
Ratio of net investment income to average net assets, including waivers	1.69%		2.49%	1.09%	3.41	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.02%		0.35%	(4.29)%	(11.14	)%(b)
Portfolio turnover rate	34%		19%	29%	21	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
(d)These ratios round to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.
The accompanying notes are an integral part of the financial statements.

800.292.7435	57

Financial highlights For a share outstanding throughout each period (continued)

	Years ended September 30
Ariel Global Fund (Investor Class)	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$13.96	$12.91	$10.02	$10.00
Income from investment operations:
Net investment income (loss)	(0.07)	0.14	0.02	0.18
Net realized and unrealized gain (loss) on investments	(0.64)	1.20	2.87	(0.16)
Total from investment operations	(0.71)	1.34	2.89	0.02

Distributions to shareholders:
Distributions from capital gains	(0.14)	(0.29)	—	—
Total distributions	(0.14)	(0.29)	—	—
Net asset value, end of period	$13.11	$13.96	$12.91	$10.02
Total return	(5.15)%	10.52%	28.84%	0.20	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$6,095	$2,816	$1,954	$992
Ratio of expenses to average net assets, including waivers	1.25%	1.29%	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	2.71%	3.70%	5.37%	12.33	%(b)
Ratio of net investment income to average net assets, including waivers	1.30%	1.56%	0.81%	2.67	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.16)%	(0.85)%	(3.16)%	(8.26	)%(b)
Portfolio turnover rate	35%	20%	39%	26	%(a)

	Years ended September 30
Ariel Global Fund (Institutional Class)	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$13.79	$12.76	$10.04	$10.00
Income from investment operations:
Net investment income	0.18	0.16	0.08	0.14
Net realized and unrealized gain (loss) on investments	(0.84)	1.20	2.81	(0.10)
Total from investment operations	(0.66)	1.36	2.89	0.04

Distributions to shareholders:
Dividends from net investment income	(0.18)	(0.04)	(0.17)	—
Distributions from capital gains	(0.14)	(0.29)	—	—
Total distributions	(0.32)	(0.33)	(0.17)	—
Net asset value, end of period	$12.81	$13.79	$12.76	$10.04
Total return	(4.88)%	10.84%	29.15%	0.40	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$52,002	$53,937	$25,975	$10,677
Ratio of expenses to average net assets, including waivers	1.00%	1.04%	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	1.30%	1.51%	2.51%	4.07	%(b)
Ratio of net investment income to average net assets, including waivers	1.40%	1.71%	0.97%	3.26	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	1.10%	1.24%	(0.39)%	0.34	%(b)
Portfolio turnover rate	35%	20%	39%	26	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

58	ARIELINVESTMENTS.COM

Notes to the financial statements	09/30/15

NOTE ONE | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securitiess for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2015 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 established a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

800.292.7435	59

Notes to the financial statements (continued)

The following tables summarize the inputs used as of September 30, 2015 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$1,999,413,445	$1,752,200,938	$43,271,510	$31,878,343
Level 2*	18,057,431	11,870,571	321,765	647,110
Level 3	—	—	—	—
Fair value at 09/30/15	$2,017,470,876	$1,764,071,509	$43,593,275	$32,525,453

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$2,143,460	$—	$—	$2,143,460
Consumer staples	2,741,764	—	—	2,741,764
Energy	659,545	—	—	659,545
Financials	3,239,045	—	—	3,239,045
Health care	2,212,286	—	—	2,212,286
Industrials	603,991	—	—	603,991
Information technology	3,813,142	—	—	3,813,142
Materials	65,638	—	—	65,638
Telecommunication services	3,043,397	—	—	3,043,397
Utilities	186,340	—	—	186,340
Total common stocks	$18,708,608	—	—	$18,708,608
Exchange traded funds	356,840	—	—	356,840
Repurchase agreement	—	1,005,659	—	1,005,659
Total investments	$19,065,448	$1,005,659	$—	$20,071,107
Other financial instruments Forward currency contracts ^	$—	$(50,893)	$—	$(50,893)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$6,988,102	$—	$—	$6,988,102
Consumer staples	3,932,337	—	—	3,932,337
Energy	1,718,263	—	—	1,718,263
Financials	7,063,501	—	—	7,063,501
Health care	13,155,741	—	—	13,155,741
Industrials	1,475,457	—	—	1,475,457
Information technology	11,552,293	—	—	11,552,293
Materials	203,760	—	—	203,760
Telecommunication services	8,276,937	—	—	8,276,937
Utilities	2,470,622	—	—	2,470,622
Total common stocks	$56,837,013	—	—	$56,837,013
Repurchase agreement	—	952,057	—	952,057
Total investments	$56,837,013	$ 952,057	$—	$57,789,070
Other financial instruments Forward currency contracts ^	$—	$(55,417)	$—	$(55,417)

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

*	As of September 30, 2015, the only Level 2 investments held were repurchase agreements and forward currency contracts. See Schedule of Investments.
^
Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

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09/30/15

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that seeks to improve legal certainty. The Master Netting Agreements allow the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event including, but not limited to, failure to pay or deliver or breach of the terms of the agreement with respect to all the transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral may be transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Agreement. The Funds are not currently collateralizing their exposures under foreign exchange trades. The following is a summary of offsetting transactions as of September 30, 2015:

				Amounts not offset in the Statement of Assets & Liabilities
	Gross amounts of recognized assets	Gross amounts offset in the Statement of Assets & Liabilities	Net amounts presented in the Statement of Assets & Liabilities	Financial instruments	Collateral pledged (received)	Net amount
Description repurchase agreements
Ariel Fund	$18,057,431	$—	$18,057,431	$18,057,431	$(18,057,431)	$—
Ariel Appreciation Fund	11,870,571	—	11,870,571	11,870,571	(11,870,571)	—
Ariel Focus Fund	321,765	—	321,765	321,765	(321,765)	—
Ariel Discovery Fund	647,110	—	647,110	647,110	(647,110)	—
Ariel International Fund	1,005,659	—	1,005,659	1,005,659	(1,005,659)	—
Ariel Global Fund	952,057	—	952,057	952,057	(952,057)	—

Forward currency contracts
Ariel International Fund	$18,192	$—	$18,192	$(69,085)	$—	$(50,893)
Ariel Global Fund	18,975	—	18,975	(74,392)	—	(55,417)

Recent accounting pronouncement—In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies until the assets or liabilities are settled in cash, at which time they are recorded as net realized gains (loss) on foreign currency translations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as net unrealized appreciation (depreciation) on forward currency contracts. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as net realized gain (loss) on forward currency contracts.

800.292.7435	61

Notes to the financial statements (continued)

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances will hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Class and expense allocations—Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclasses, net operating loss and foreign currency. Reclassifications recorded at September 30, 2015 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid-in-capital	(2)	—	—	—	—	—
Undistributed net investment income (loss)	(130)	—	—	192,677	(248,660)	(41,168)
Accumulated net realized gain (loss)	132	—	—	(192,677)	248,660	41,168

NOTE THREE | INVESTMENT TRANSACTIONS, DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS
Purchases and sales—Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2015 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$599,622,236	$427,767,631	$9,741,137	$11,529,620	$12,054,077	$25,997,281
Sales	545,351,437	432,849,297	24,220,384	19,174,541	5,114,498	19,609,860

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file US federal income tax returns, in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2012 – 2015), and has concluded that no provision for federal income tax is required in the financial statements.

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The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2015 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost	$1,622,286,573	$1,330,044,436	$44,117,082	$44,978,243	$20,324,505	$56,775,803
Unrealized appreciation	750,418,368	661,170,898	8,768,452	3,449,974	1,508,500	5,859,304
Unrealized depreciation	(355,234,065)	(227,143,825)	(9,292,259)	(15,902,764)	(1,761,898)	(4,846,037)
Net unrealized appreciation (depreciation)	$395,184,303	$434,027,073	$(523,807)	$(12,452,790)	$(253,398)	$1,013,267

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2015	2014	2015	2014	2015	2014
Distributions from:
Ordinary income	$34,143,344	$15,459,006	$54,262,132	$55,982,799	$1,911,066	$415,251
Long-term capital gains	250,909,094	—	172,243,946	87,928,835	4,971,430	2,751,642
Total distributions	$285,052,438	$15,459,006	$226,506,078	$143,911,634	$6,882,496	$3,166,893

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	2015	2014	2015	2014	2015	2014
Distributions from:
Ordinary income	$1,505,861	$118,382	$365,219	$98,327	$1,035,548	$340,986
Long-term capital gains	835,590	475,787	192,625	32,559	273,237	479,191
Total distributions	$2,341,451	$594,169	$557,844	$130,886	$1,308,785	$820,177

The components of accumulated earnings at September 30, 2015 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$10,861,017	$23,167,041	$596,928	$15,896	$97,634	$856,152
Undistributed long-term capital gains	274,786,670	155,645,693	4,658,992	2,074,880	14,367	—
Tax accumulated earnings	285,647,687	178,812,734	5,255,920	2,090,776	112,001	856,152
Accumulated capital and other losses	—	3	—	—	50,893	39,812
Unrealized appreciation on investments	395,184,303	434,027,073	(523,807)	(12,452,790)	(301,969)	953,565
Total accumulated earnings	$680,831,990	$612,839,810	$4,732,113	$(10,362,014)	$(139,075)	$1,849,529

At September 30, 2015, Ariel Global Fund had post October capital loss deferrals of $15,605.

800.292.7435	63

Notes to the financial statements (continued)

NOTE FOUR | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES
Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Advisor provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund		Ariel Discovery Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.00%	0.75%	1.25%	1.00%
Expiration of waiver**	—	—	2017	2017	2017	2017

	Ariel International Fund				Ariel Global Fund
	Investor Class		Institutional Class		Investor Class	Institutional Class
On average daily net assets**	1.25%	***	1.00%	***	1.25%	1.00%
Expiration of waiver**	2017		2017		2017	2017

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
**
Through September 30 of the respective year. After this date there is no assurance that such expenses will be limited. The waiver is exclusive of brokerage, interest, taxes, distribution plan expenses, and extraordinary items. The Adviser has no right to recapture previously-waived fees.

***	For the current year, these ratios rounded to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class of the Funds. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. For the year ended September 30, 2015 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$4,605,158	$4,603,590	$125,448	$20,913	$17,056	$10,254
Amount paid to Broker/ Dealers by Distributor	3,568,346	3,635,311	71,782	9,690	10,950	4,618

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

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09/30/15

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At September 30, 2015, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

Contract settlement date	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
11/04/2015	JPY	12,715,885	USD	101,971	$4,067
11/04/2015	SGD	50,933	USD	36,125	(374)
11/04/2015	SEK	768,366	USD	90,314	1,553
11/04/2015	AUD	1,130,065	USD	831,000	(39,224)
11/04/2015	USD	102,844	CNH	663,243	(972)
11/04/2015	USD	101,328	CNH	658,164	(1,694)
11/04/2015	GBP	149,591	EUR	210,299	(8,846)
11/04/2015	DKK	711,535	EUR	95,380	8
11/04/2015	AUD	92,032	CAD	88,700	(1,974)
11/04/2015	DKK	631,466	EUR	84,647	7
11/04/2015	AUD	93,380	CAD	90,000	(2,003)
11/04/2015	AUD	101,681	CAD	98,000	(2,181)
11/04/2015	JPY	37,948,991	EUR	275,403	8,570
11/04/2015	SEK	1,576,262	EUR	167,022	1,737
11/04/2015	SGD	155,690	EUR	99,549	(2,010)
12/14/2015	AUD	89,680	USD	63,218	(514)
12/14/2015	USD	100,864	CNH	651,580	(693)
12/14/2015	USD	51,981	CNH	334,032	(82)
12/14/2015	EUR	18,820	CAD	27,951	117
12/14/2015	EUR	37,746	CAD	56,058	236
12/15/2015	JPY	21,244,710	USD	176,402	906
12/15/2015	JPY	23,243,665	USD	193,000	991
12/15/2015	EUR	187,621	USD	213,000	(3,091)
12/15/2015	JPY	40,912,106	USD	341,555	(104)
12/15/2015	EUR	301,921	USD	341,555	(3,767)
12/15/2015	USD	106,825	CNH	688,529	(480)
12/15/2015	EUR	71,037	CAD	107,000	(679)
12/15/2015	AUD	184,354	CAD	172,382	(240)
12/15/2015	AUD	53,785	CAD	50,292	(70)
12/15/2015	AUD	66,594	CAD	62,269	(87)
					$(50,893)
Ariel Global Fund
11/04/2015	USD	24,291	CNH	152,216	$465
11/04/2015	USD	126,787	CNH	793,500	2,582
11/04/2015	USD	152,813	CNH	985,493	(1,445)
11/04/2015	USD	388,745	CHF	378,800	(358)
11/04/2015	USD	150,702	CNH	978,872	(2,519)
11/04/2015	AUD	415,666	CHF	291,480	(8,173)
11/04/2015	SEK	1,775,461	EUR	187,988	2,114
11/04/2015	DKK	2,021,141	EUR	270,975	(27)
11/04/2015	SEK	2,455,966	GBP	185,007	13,814
11/04/2015	CAD	547,408	CHF	407,753	(8,714)
11/04/2015	CAD	597,852	EUR	410,487	(10,983)
11/04/2015	AUD	974,767	EUR	643,508	(36,447)
11/04/2015	AUD	404,486	GBP	190,026	(4,015)
12/14/2015	USD	145,686	CNH	941,134	$(1,001)
12/15/2015	USD	149,557	CNH	963,956	(671)
12/15/2015	SGD	132,012	CHF	89,985	(39)
					$(55,417)

800.292.7435	65

Notes to the financial statements (continued)	09/30/15

As reflected in the Statement of Operations, net realized gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts for the year ended September 30, 2015 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(178,190)	$(136,605)
Change in net unrealized appreciation (depreciation) on forward currency contracts	(24,862)	(97,868)

For the year ended September 30, 2015, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional amount. The funds had 235 and 186 forward currency trades during the year with an average notional value of $100,585 and $243,869 for the Ariel International Fund and Ariel Global Fund, respectively.

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2015, with affiliated companies:

	Share activity				Year ended September 30, 2015
Security name	Balance September 30, 2014	Purchases	Sales	Balance September 30, 2015	Market value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Blount International Inc.	$—	$4,856,901	$35,000	$4,821,901	$26,857,989	$—	$(329,985)
Bristow Group Inc.	1,141,660	994,200	68,400	2,067,460	54,084,754	1,903,825	(842,624)
Contango Oil & Gas Co.	1,833,617	95,200	—	1,928,817	14,659,009	—	—
MTS Systems Corp.	643,079	213,537	—	856,616	51,491,188	956,064	—
U.S. Silica Holdings	319,794	3,582,188	1,040,965	2,861,017	40,311,730	831,850	(10,763,148)
					$187,404,670	$3,691,739	$(11,935,757)
Ariel Appreciation Fund
Bristow Group, Inc.	$1,274,518	$699,200	$—	$1,973,718	$51,632,463	$2,033,032	$—

NOTE SEVEN | LINE OF CREDIT
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the minimum of the higher of the federal funds rate or overnight LIBOR in effect at the time of borrowing, plus a margin of 1.25%.

For the year ended September 30, 2015, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$6,661,513	5	1.40%
Ariel Focus Fund	719,772	5	1.37%
Ariel Discovery Fund	907,348	10	1.35%

66	ARIELINVESTMENTS.COM

Report of independent registered public accounting firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL INVESTMENT TRUST:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ariel Investment Trust, comprising Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), as of September 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended and for the year or periods ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended September 30, 2011 were audited by other auditors whose report, dated November 8, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and the financial highlights for the three years then ended and for the year or periods ended September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 17, 2015

800.292.7435	67

Important supplemental information	09/30/15 (UNAUDITED)

2015 TAX INFORMATION
The following information for the fiscal year ended September 30, 2015 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$250,909,094	$172,243,946	$4,971,430	$835,590	$192,625	$273,237

Dividends received deduction % for corporate shareholders	100%	66%	100%	21%	1%	26%
   * Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2016. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH
Pursuant to Section 853 of the Internal Revenue Code, the Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund
Creditable foreign taxes paid	$34,178	$84,503
Per share amount	$0.0198	$0.0187
Portion of ordinary income distribution derived from foreign sourced income*	95.0937%	61.1955%
   * None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this repot due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

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Fund expense example	09/30/15 (UNAUDITED)

EXAMPLE
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2015–September 30, 2015.

ACTUAL EXPENSES
The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 04/01/15	Ending account value 09/30/15	Expenses paid during period*	Ending account value 09/30/15	Expenses paid during period*	Annualized expense ratio*

Ariel Fund
Investor Class	$1,000.00	$834.50	$4.69	$1,019.95	$5.17	1.02%
Institutional Class	1,000.00	835.70	3.36	1,021.41	3.70	0.73%
Ariel Appreciation Fund
Investor Class	$1,000.00	$857.80	$5.22	$1,019.45	$5.67	1.12%
Institutional Class	1,000.00	859.30	3.68	1,021.11	4.00	0.79%
Ariel Focus Fund
Investor Class	$1,000.00	$849.10	$4.64	$1,020.05	$5.06	1.00%
Institutional Class	1,000.00	850.40	3.48	1,021.31	3.80	0.75%
Ariel Discovery Fund
Investor Class	$1,000.00	$788.60	$5.60	$1,018.80	$6.33	1.25%
Institutional Class	1,000.00	789.80	4.49	1,020.05	5.06	1.00%
Ariel International Fund
Investor Class	$1,000.00	$954.50	$6.17	$1,018.75	$6.38	1.26%	**
Institutional Class	1,000.00	956.00	4.95	1,020.00	5.11	1.01%	**
Ariel Global Fund
Investor Class	$1,000.00	$926.50	$6.04	$1,018.80	$6.33	1.25%
Institutional Class	1,000.00	927.60	4.83	1,020.05	5.06	1.00%

* Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.
** For the current year, these ratios rounded to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
James W. Compton Age: 77	Trustee, Member of Management Contracts, Governance and Audit Committees	Indefinite, until successor elected Trustee since 1997	Retired President and CEO, Chicago Urban League, 1978 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company
William C. Dietrich Age: 66	Lead Independent Trustee, Member of Management Contracts and Audit Committees, Chairman of Executive Committee	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Mellody L. Hobson Age: 46	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Starbucks Corporation
Christopher G. Kennedy Age: 52	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014
Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012; Former President, Merchandise Mart Properties, Inc., 2000 to 2011; Executive Officer, Vornado Realty Trust, 2000 to 2011
Interface Inc.; Knoll, Inc.
Merrillyn J. Kosier Age: 55	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
Kim Y. Lew Age: 49	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York since 2011; Director of Investments, 2007 to 2011
William M. Lewis, Jr. Age: 59	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
H. Carl McCall Age: 79	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2006; Governance Committee Chair since 2006	Principal, Convent Capital, LLC since 2004
John W. Rogers, Jr. Age: 57	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986; Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation, McDonald’s Corporation
James M. Williams Age: 67	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds
TRUSTEES EMERITUS (no Trustee duties nor responsibilities) Royce N. Flippin, Jr. John G. Guffey, Jr. Bert N. Mitchell, CPA, Chairman

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareile B. Cusack Age: 57	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; Vice President, Ariel Investments, 2007-2012; General Counsel, Ariel Investments since 2008
Wendy D. Fox Age: 53	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Vice President, Ariel Investments, since 2004
Mellody L. Hobson Age: 46	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Starbucks Corporation
Merrillyn J. Kosier Age: 55	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
Jeffrey H. Rapaport Age: 39	Vice President	Indefinite, until successor elected Vice President since 2010; Chief Financial Officer and Treasurer, 2014 to 2015	Vice President, Fund Administration, Ariel Investments, since 2010
James R. Rooney Age: 56	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Vice President, Fund Administration, Ariel Investments, since 2015; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

800.292.7435	71

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund and Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

*Previously, Ariel International Fund and Ariel Global Fund compared their returns to their respective MSCI indices utilizing only gross returns of the indices. Gross returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Beginning with this annual report, both Funds will be comparing their returns to the net returns of the indices because we believe the net returns serve as better comparisons. Net returns are calculated as described above for each of the MSCI indices. For a period of one year, both gross and net returns will be shown in quarterly reports.

Indexes are unmanaged. An investor cannot invest directly in an index.

Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

72	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Slow and steady wins the race.	TPI (153,000) ©11/15 AI–03

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report various, non-material revisions were made to the code of ethics. These revisions were primarily grammatical and for formatting and did not change the substance of any item in the code of ethics that addresses the elements listed in item 2(b) of this Form N-CSR.

A copy of the current code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy and (3) H. Carl McCall.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2015 and September 30, 2014, respectively, were $121,000 and $115,000.

(b)           Audit-Related Fees.  The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2015 and September 30, 2014, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2015 and September 30, 2014, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)           Tax Fees.  The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2015 and September 30, 2014, respectively, were $22,500 and $21,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2015 and September 30, 2014, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)           All Other Fees.  The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2015 and September 30, 2014, were $0 and $0.

For the twelve month periods ended September 30, 2015 and September 30, 2014, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)           Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)           No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           For the twelve month periods ended September 30, 2015 and September 30, 2014, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $22,500 and $21,000, respectively.

For the twelve month periods ended September 30, 2015 and September 30, 2014, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)           The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:   /s/ Mellody Hobson
         Mellody Hobson
         President and Principal Executive Officer

Date:  November 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Mellody Hobson
         Mellody Hobson
         President and Principal Executive Officer

Date:  November 17, 2015

By:  /s/ James Rooney
        James Rooney
        Chief Financial Officer

Date:  November 17, 2015